EXECUTION COPY                                                        Exhibit 10



--------------------------------------------------------------------------------




                          AGREEMENT AND PLAN OF MERGER



                           Dated as of April 13, 2001



                                      Among


                           JONES APPAREL GROUP, INC.,


                              MCN ACQUISITION CORP.


                                       And


                          MCNAUGHTON APPAREL GROUP INC.




--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                                      Page
                                                                                                      ----
                               ARTICLE I The Merger
                                         ----------
SECTION 1.01.  The Merger................................................................................1
               ----------
SECTION 1.02.  Closing...................................................................................2
               -------
SECTION 1.03.  Effective Time............................................................................2
               --------------
SECTION 1.04.  Effects of the Merger.....................................................................2
               ---------------------
SECTION 1.05.  Certificate of Incorporation and By-laws..................................................3
               ----------------------------------------
SECTION 1.06.  Directors.................................................................................3
               ---------
SECTION 1.07.  Officers..................................................................................3
               --------


          ARTICLE II Conversion of Securities; Exchange of Certificates
                     --------------------------------------------------


SECTION 2.01.  Conversion of Capital Stock...............................................................3
               ---------------------------
SECTION 2.02.  Anti-Dilution Provisions..................................................................5
               ------------------------
SECTION 2.03.  Exchange of Certificates..................................................................6
               ------------------------
SECTION 2.04.  Adjustment...............................................................................10
               -----------


                    ARTICLE III Representations and Warranties
                                ------------------------------

SECTION 3.01.  Representations and Warranties of
               ---------------------------------
                           the Company..................................................................10
                           -----------
SECTION 3.02.  Representations and Warranties of
               ---------------------------------
                           Parent and Sub...............................................................34
                           --------------


               ARTICLE IV Covenants Relating to Conduct of Business
                          -----------------------------------------

SECTION 4.01.  Conduct of Business......................................................................39
               -------------------
SECTION 4.02.  Conduct of Business by Parent............................................................44
               -----------------------------
SECTION 4.03.  No Solicitation..........................................................................45
               ---------------


                         ARTICLE V Additional Agreements
                                   ---------------------

SECTION 5.01.  Preparation of the Form S-4 and
               -------------------------------
                           the Proxy Statement/Prospectus;
                           -------------------------------
                           Stockholders Meeting.........................................................49
                           --------------------
SECTION 5.02.  Letters of the Company's Accountants.....................................................50
               ------------------------------------
SECTION 5.03.  Letters of Parent's Accountants..........................................................50
               -------------------------------
SECTION 5.04.  Access to Information; Confidentiality...................................................51
               --------------------------------------
SECTION 5.05.  Commercially Reasonable Efforts;
               --------------------------------
                           Notification.................................................................51
                           ------------
SECTION 5.06.  Company Stock Options....................................................................53
               ---------------------
SECTION 5.07.  Indemnification, Exculpation and
               --------------------------------
                           Insurance....................................................................56
                           ---------
SECTION 5.08.  Fees and Expenses........................................................................57
               -----------------
SECTION 5.09.  Information Supplied.....................................................................58
               --------------------


SECTION 5.10.  Employee Benefit Matters.................................................................59
               ------------------------
SECTION 5.11.  Public Announcements.....................................................................60
               --------------------
SECTION 5.12.  Affiliates...............................................................................60
               ----------
SECTION 5.13.  Stock Exchange Listings..................................................................60
               -----------------------
SECTION 5.14.  Tax Treatment............................................................................61
               -------------
SECTION 5.15.  Rights Agreement.........................................................................61
               ----------------
Section 5.16.  Transfer Taxes...........................................................................61
               --------------
SECTION 5.17.  Parent Board of Directors................................................................61
               -------------------------


                         ARTICLE VI Conditions Precedent
                                    --------------------

SECTION 6.01.  Conditions to Each Party's Obligation
               -------------------------------------
                           to Effect the Merger.........................................................62
                           --------------------
SECTION 6.02.  Conditions to Obligations of Parent
               -----------------------------------
                           and Sub......................................................................62
                           -------
SECTION 6.03.  Conditions to Obligation of the Company..................................................64
               ---------------------------------------


                  ARTICLE VII Termination, Amendment and Waiver
                              ---------------------------------

SECTION 7.01.  Termination..............................................................................65
               -----------
SECTION 7.02.  Effect of Termination....................................................................66
               ---------------------
SECTION 7.03.  Amendment................................................................................67
               ---------
SECTION 7.04.  Extension; Waiver........................................................................67
               -----------------


                         ARTICLE VIII General Provisions
                                      ------------------

SECTION 8.01.  Nonsurvival of Representations
                           and Warranties...............................................................68
                           --------------
SECTION 8.02.  Notices..................................................................................68
               -------
SECTION 8.03.  Definitions..............................................................................69
               -----------
SECTION 8.04.  Interpretation...........................................................................69
               --------------
SECTION 8.05.  Counterparts.............................................................................70
               ------------
SECTION 8.06.  Entire Agreement; No Third-Party
               --------------------------------
                           Beneficiaries................................................................70
                           -------------
SECTION 8.07.  Governing Law............................................................................70
               -------------
SECTION 8.08.  Assignment...............................................................................70
               ----------
SECTION 8.09.  Consent to Jurisdiction..................................................................71
               -----------------------
SECTION 8.10.  Waiver of Jury Trial.....................................................................71
               --------------------
SECTION 8.11.  Enforcement..............................................................................72
               -----------

          AGREEMENT AND PLAN OF MERGER dated as of April 13, 2001, among JONES APPAREL GROUP, INC. , a Pennsylvania corporation ("Parent"), MCN ACQUISITION CORP., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Sub"), and MCNAUGHTON APPAREL GROUP INC., a Delaware corporation (the "Company").


          WHEREAS the Board of Directors of each of the Company and Sub has approved and declared advisable, and the Board of Directors of Parent has approved, this Agreement and the merger of the Company with and into Sub, upon the terms and subject to the conditions set forth in this Agreement (such transactions or the alternative transaction referred to in Section 1.01 being referred to hereinafter as the "Merger"), whereby each issued and outstanding share of Common Stock, par value $0.01 per share, of the Company (the "Company Common Stock") not directly owned by Parent, Sub or the Company (other than Appraisal Shares (as defined in Section 2.01(b))), will be converted into the right to receive the Merger Consideration (as defined in Section 2.01(a)(iii));

          WHEREAS for United States federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

          WHEREAS Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.


          NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:


                                    ARTICLE I

                                   The Merger
                                   ----------

          SECTION 1.01. The Merger. Upon the terms and subject to the conditions
                        ----------
set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware ("DGCL"), the Company shall be merged with and into Sub at the Effective Time (as defined in Section 1.03). At the Effective Time, the separate corporate existence of the Company shall cease and Sub shall continue as the surviving corporation (the "Surviving Corporation") in the Merger and shall succeed to and assume all the rights and obligations of the Company in accordance with the DGCL. At the election of Parent, any other direct wholly owned subsidiary of Parent may be substituted for Sub as a constituent corporation in the Merger.

          SECTION 1.02. Closing. Upon the terms and subject to the conditions
                        -------
set forth in this Agreement, the closing of the Merger (the "Closing") will take place at 11:00 a.m., New York time, on the second business day after the satisfaction or (to the extent permitted by applicable law) waiver of the conditions set forth in Article VI (other than those that by their terms cannot be satisfied until the time of the Closing), at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, or at such other time, date or place agreed to in writing by Parent and the Company; provided, however, that
                                                         --------  -------
if all the conditions set forth in Article VI shall not have been satisfied or (to the extent permitted by applicable law) waived on such second business day, then the Closing will take place on the first business day on which all such conditions shall have been satisfied or (to the extent permitted by applicable law) waived. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date".

                  SECTION 1.03. Effective Time. Upon the terms and subject to
                                ---------------
the conditions set forth in this Agreement, as soon as practicable after the Closing and on the Closing Date, a certificate of merger or other appropriate documents (in any such case, the "Certificate of Merger") shall be duly prepared, executed and acknowledged by the parties in accordance with the relevant provisions of the DGCL and filed with the Secretary of State of the State of Delaware. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such subsequent time or date as Parent and the Company shall specify in the Certificate of Merger. The time at which the Merger becomes effective is referred to in this Agreement as the "Effective Time".


                  SECTION 1.04. Effects of the Merger. The Merger shall have the
                                ----------------------
effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Sub shall be vested in the Surviving Corporation, and all debts, liabilities and duties of the Company and Sub shall become the debts, liabilities and duties of the Surviving Corporation.

                  SECTION 1.05. Certificate of Incorporation and By-laws. (a)
                                -----------------------------------------
The Certificate of Incorporation of Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law, except that Article I of the Certificate of Incorporation of the Surviving Corporation shall be amended in the Merger to read in its entirety as follows: "The name of the corporation is McNaughton Apparel Group Inc.".

                  (b) The By-laws of Sub as in effect immediately prior to the Effective Time shall be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                  SECTION 1.06. Directors. The directors of Sub immediately
                                ----------
prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                  SECTION 1.07. Officers. The officers of the Company
                                ---------
immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.


                                   ARTICLE II

              Conversion of Securities; Exchange of Certificates
             --------------------------------------------------

                  SECTION 2.01. Conversion of Capital Stock. (a) At the
                                ----------------------------
Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of capital stock of the Company, Parent or Sub:

                  (i) Capital Stock of Sub. Each issued and outstanding share of
                      ---------------------
common stock of Sub shall remain outstanding as one fully paid and nonassessable share of common stock of the Surviving Corporation.

                  (ii) Cancelation of Treasury Stock and Parent-Owned Stock.
                       -----------------------------------------------------
Each share of Company Common Stock that is directly owned by the Company (as treasury stock), Parent or Sub immediately prior to the Effective Time shall automatically be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

                  (iii) Conversion of Company Common Stock. Each share of
                        -----------------------------------
Company Common Stock that is issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.01(a)(ii) and Appraisal Shares) shall be converted into the right to receive the following (A) cash in an amount equal to $10.50 (the "Cash Portion") and (B) a number of a fully paid and nonassessable shares of Common Stock, par value of $0.01 per share (the "Parent Common Stock"), of Parent equal to the Exchange Ratio (as defined below) (the "Stock Portion", and together with the Cash Portion, the "Merger Consideration"). At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, certain dividends or other distributions in accordance with Section 2.03(c) and any cash in lieu of any fractional share of Parent Common Stock in accordance with Section 2.03(e), in each case upon the surrender of such certificate in accordance with Section 2.03, without interest.

                  "Exchange Ratio" means 0.2820, provided that if the Average
                                                 --------
Closing Price (as defined below) is (i) less than $29.78, then "Exchange Ratio" means the quotient (rounded to the nearest 1/10,000th, or if there shall not be a nearest 1/10,000th, the next higher 1/10,000th) obtained by dividing $8.40 by the Average Closing Price or (ii) greater than $44.68, then "Exchange Ratio" means the quotient (rounded to the nearest 1/10,000th, or if there shall not be a nearest 1/10,000th, the next higher 1/10,000th) obtained by dividing $12.60 by the Average Closing Price.

                  "Average Closing Price" means the average (rounded to the nearest 1/100th, or if there shall not be a nearest 1/100th, the next higher 1/100th) of the closing sale prices per share of Parent Common Stock on the New York Stock Exchange (the "NYSE") Composite Transactions Tape as reported in The Wall Street Journal (Northeast Edition) or, if not reported therein, an another authoritative source selected by Parent, for the five consecutive trading days on the NYSE ending with the second trading day on the NYSE prior to the Closing Date (excluding the Closing Date).


                  (b) Appraisal Rights. Notwithstanding anything in this
                      -----------------
Agreement to the contrary, shares (the "Appraisal Shares") of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL ("Section 262") shall not be converted into the right to receive the Merger Consideration as provided in Section 2.01(a)(iii), but instead such holder shall be entitled to payment of the fair value of such shares in accordance with the provisions of Section 262. At the Effective Time, all Appraisal Shares shall automatically be canceled and shall cease to exist or be outstanding, and each holder of Appraisal Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such shares in accordance with the provisions of Section 262. Notwithstanding the foregoing, if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the right of such holder to be paid the fair value of such holder's Appraisal Shares under Section 262 shall cease to exist and such Appraisal Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive the Merger Consideration as provided in Section 2.01(a)(iii). The Company shall serve prompt notice to Parent of any demands for appraisal of any shares of Company Common Stock, and Parent shall have the right to participate in and, subject to applicable law, direct all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

                  SECTION 2.02. Anti-Dilution Provisions. In the event Parent
                                -------------------------
changes (or establishes a record date for changing) the number of shares of Parent Common Stock issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction with respect to the outstanding Parent Common Stock and the record date therefor shall be prior to the Effective Time, Parent Common Stock payable as part of the Merger Consideration shall be appropriately adjusted to reflect such stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction.


                  SECTION 2.03. Exchange of Certificates. (a) Exchange Agent.
                                -------------------------     ---------------
Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as exchange agent (the "Exchange Agent") for the payment of the Merger Consideration and shall (i) deposit in trust with the Exchange Agent as of the Effective Time, for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this
Article II, through the Exchange Agent, certificates representing the shares of Parent Common Stock issuable as the Stock Portion of the Merger Consideration pursuant to Section 2.01(a)(iii) upon surrender of Certificates (as defined in Section 2.03(b)) and (ii) deposit, or cause the Surviving Corporation to deposit, in trust with the Exchange Agent, on a timely basis, as and when needed after the Effective Time, cash necessary to pay the Cash Portion of the Merger Consideration, together with certain dividends or other distributions to be paid in accordance with Section 2.03(c) and any cash in lieu of any fractional share of Parent Common Stock to be paid in accordance with Section 2.03(e), upon surrender of Certificates (such shares of Parent Common Stock and cash being hereinafter referred to as the "Exchange Fund").


                  (b) Exchange Procedure. As soon as reasonably practicable
                      -------------------
after the Effective Time, the Exchange Agent shall mail to each holder of record of an outstanding certificate or outstanding certificates ("Certificates") which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into the right to receive the Merger Consideration with respect thereto pursuant to Section 2.01, (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in customary form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration with respect thereto. Upon surrender of a Certificate for cancelation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) the amount of cash and a certificate or certificates representing the number of whole shares of Parent Common Stock that such holder has the right to receive pursuant to Article II,
(B) certain dividends and other distributions in respect of Parent Common Stock in accordance with Section 2.03(c) and (C) cash in lieu of any fractional share of Parent Common Stock in accordance with Section 2.03(e), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, the proper amount of cash and a certificate or certificates representing the proper number of shares of Parent Common Stock may be issued and paid as described in the previous sentence in exchange therefor to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such issuance shall pay any transfer or other taxes required by reason of the payment of cash and issuance of shares of Parent Common Stock to a person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.03(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration that the holder thereof has the right to receive pursuant to the provisions of this Article II, certain dividends or other distributions in accordance with Section 2.03(c) and any cash in lieu of any fractional share of Parent Common Stock in accordance with Section 2.03(e). No interest shall be paid or shall accrue on any cash payable upon surrender of any Certificate.


                  (c) Distributions with Respect to Unexchanged Shares. No
                      -------------------------------------------------
dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that such holder has the right to receive upon surrender of such Certificate, and no cash in lieu of any fractional share of Parent Common Stock shall be paid in accordance with Section 2.03(e) to the holder of any unsurrendered Certificate. Subject to the effect of applicable escheat or similar laws, following surrender of any such Certificate there shall be paid to the record holder of any certificate representing whole shares of Parent Common Stock representing the Stock Portion of the Merger Consideration issued in exchange therefor, without interest, (i) promptly after the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock and the amount of any cash in lieu of any fractional share of Parent Common Stock to which such holder is entitled in accordance with
Section 2.03(e) and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

                  (d) No Further Ownership Rights in Company Common Stock. All
                      ----------------------------------------------------
cash paid and shares of Parent Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms of this Article II (including any cash paid pursuant to Section 2.03(c) or 2.03(e)) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates. At the close of business on the day on which the Effective Time occurs the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for transfer or any other reason, they shall be canceled and exchanged as provided in this Article II.

                  (e) No Fractional Shares. Notwithstanding any other provision
                      ---------------------
of this Agreement, Parent shall pay each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all such shares held by such holder), in lieu thereof, cash (without interest) in an amount (less the amount of any withholding taxes which may be required thereon) equal to such fractional part of a share of Parent Common Stock multiplied by the average (rounded to the nearest 1/100th, or if there shall not be a nearest 1/100th, the next higher 1/100th) of the closing prices per share of Parent Common stock on the NYSE Composite Transactions Tape as reported in The Wall Street Journal (Northeast Edition) or, if not reported therein, an another authoritative source selected by Parent, for the five consecutive trading days on the NYSE immediately preceding the Closing Date.


                  (f) Termination of Exchange Fund. Any portion of the Exchange
                      -----------------------------
Fund that remains undistributed to the holders of the Certificates for twelve months after the Effective Time shall be delivered to Parent, upon demand, and any holders of the Certificates who have not theretofore complied with this
Article II shall thereafter look only to Parent for, and, subject to Section 2.03(g), Parent shall remain liable for, payment of their claim for Merger Consideration, certain dividends and other distributions in accordance with
Section 2.03(c) and cash in lieu of any fractional share of Parent Common Stock in accordance with Section 2.03(e).

                  (g) No Liability. None of Parent, Sub, the Company or the
                      -------------
Exchange Agent shall be liable to any person in respect of any shares of Parent Common Stock (or dividends or other distributions with respect thereto) or cash from the Exchange Fund in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to two years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or became the property of any Governmental Entity (as defined in Section 3.01(d)), any such Merger Consideration in respect thereof shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

                  (h) Investment of Exchange Fund. The Exchange Agent shall
                      ----------------------------
invest any cash included in the Exchange Fund, as directed by Parent, on a daily basis; provided, however, that such investments shall be in (i) obligations of or guaranteed by the United States of America and backed by the full faith and credit of the Unites States of America or (ii) commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively. Any interest or other income resulting from such investments shall be paid to Parent.

                  (i) Lost Certificates. If any Certificate shall have been
                      ------------------
lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration, certain dividends and other distributions in accordance with Section 2.03(c) and cash in lieu of any fractional share of Parent Common Stock in accordance with Section 2.03(e).


                  (j) Withholding Rights. Parent, Sub or the Exchange Agent
                      -------------------
shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent, Sub or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any other provision of domestic or foreign (whether national, federal, state, provincial, local or otherwise) tax law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent, Sub or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent, Sub or the Exchange Agent.

                  SECTION 2.04.  Adjustment.  Notwithstanding anything in this
                                 -----------
Agreement to the contrary, if, by reason of the amount of cash to be paid to holders of shares of Company Common Stock pursuant to this Article II, the opinions of counsel referred to in Sections 6.02(g) and 6.03(c) would not be delivered, then:

                  (a) the Cash Portion shall be reduced by the minimum amount necessary to enable such opinions of counsel to be delivered, and all references in this Agreement to "Cash Portion" shall mean the Cash Portion as so decreased; and

                   (b) the Exchange Ratio shall be increased by the quotient of
         (A) the reduction of the Cash Portion pursuant to clause (i) of this
         Section 2.04 and (B) the volume weighted average (rounded to the nearest 1/100th, or if there shall not be a nearest 1/100th, the next higher 1/100th) of the trading prices per share of Parent Common Stock on the NYSE Composite Transactions Tape as reported in The Wall Street Journal (Northeast Edition) or, if not reported therein, an another authoritative source selected by Parent, for the trading day on the NYSE immediately preceding the Closing Date, and all references in this Agreement to "Exchange Ratio" shall mean the Exchange Ratio as so increased.


                                   ARTICLE III

                         Representations and Warranties
                         ------------------------------

                  SECTION 3.01. Representations and Warranties of the Company.
                                ----------------------------------------------
Except as set forth on the disclosure schedule (with specific reference to the Section or Subsection of this Agreement to which the information stated in such disclosure relates, with such disclosure to be applicable to other Sections or Subsections of this Agreement to the extent a matter is disclosed in such a way as to make its relevance to the information called for by such other Section or Subsections readily apparent) delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure Schedule"), the Company represents and warrants to Parent and Sub as follows:

                  (a) Organization, Standing and Power. Each of the Company and
                      ---------------------------------
its subsidiaries (as defined in Section 8.03) (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite corporate, company or partnership power and authority to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business (in the case of Miss Erika, Inc. in the State of New Jersey, under the name ME Acquisition Corp.) and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than (except in the case of clause (i) above with respect to the Company) where the failure to be so organized, existing, qualified or licensed or in good standing individually or in the aggregate could not reasonably be expected to have a material adverse effect (as defined in Section 8.03) on the Company. The Company has made available to Parent true and complete copies of its Certificate of Incorporation and By-laws and the certificate of incorporation and by-laws (or similar organizational documents) of each of its subsidiaries, in each case as amended to the date of this Agreement. The Company has made available to Parent and its representatives true and complete copies of the minutes (or, in the case of minutes that have not yet been finalized, drafts thereof) of all meetings of the stockholders, the Board of Directors and each committee of the Board of Directors of the Company and each of its subsidiaries held since January 1, 1998.


                  (b) Subsidiaries. Section 3.01(b) of the Company Disclosure
                      -------------
Schedule lists each subsidiary of the Company. All the outstanding shares of capital stock or other equity or voting interests of each such subsidiary are owned by the Company, by another wholly owned subsidiary of the Company or by the Company and another wholly owned subsidiary of the Company, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"), except Liens in favor of the lenders arising under the Second Amended and Restated Financing Agreement dated as of November 29, 2000 (the "Financing Agreement") among the Company, certain of its subsidiaries, The CIT Group/Commercial Services Inc., as administrative agent, and certain other agents and lenders party thereto, and are duly authorized, validly issued, fully paid and nonassessable. Except for the capital stock of, or other equity or voting interests in, its subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any person.

                  (c) Capital Structure. The authorized capital stock of the
                      -----------------
Company consists of 30,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock, par value $1.00 per share (the "Company Preferred Stock"). As of the close of business on April 9, 2001, (i) 9,878,895 shares of Company Common Stock (excluding treasury shares) were issued and outstanding, none of which were held by any subsidiary of the Company, (ii) 868,800 shares of Company Common Stock were held by the Company in its treasury, (iii) 7,183,929 shares of Company Common Stock were reserved for issuance pursuant to the 1994 Stock Option Plan, the Stock Option Plan for Non-Employee Directors, the 1998 Long Term Incentive Plan, the ME Acquisition Corp. Bonus Plan for Senior Executives, the Option Bonus Plan for Senior Executives of JJ Acquisition Corp., the Executive Stock Option Plan and the Incentive Bonus Plan for Senior Officers (such plans, collectively, the "Company Stock Plans") (of which 5,796,441 shares were subject to outstanding Company Stock Options (as defined below)), (iv) 27,642 shares of Company Common Stock were reserved and available for issuance pursuant to the 1994 Employee Stock Purchase Plan (the "ESPP"), (v) no shares of Company Common Stock were reserved for issuance upon the exercise of the rights (the "Rights") distributed to the holders of Company Common Stock pursuant to the Rights Agreement dated as of January 19, 1996, as amended as of August 2, 2000, between the Company and American Stock Transfer & Trust Company, as rights agent (the "Rights Agreement") and (vi) no shares of Company Preferred Stock were issued and outstanding or were held by the Company in its treasury. Section 3.01(c) of the Company Disclosure Schedule sets forth a true and complete list, as of the close of business on April 9, 2001, of all outstanding options to purchase Company Common Stock (collectively, the "Company Stock Options") and all other rights, if any, to purchase or receive Company Common Stock granted under the Company Stock Plans, the number of shares of Company Common Stock subject to each such Company Stock Option or other purchase right, the grant dates and exercise prices and vesting schedule of each such Company Stock Option or other purchase right and the names of the holder thereof. Other than the Company Stock Options or pursuant to the ESPP, the ME Acquisition Corp. Bonus Plan for Senior Executives, the Incentive Bonus Plan for Senior Officers, the Rights Agreement and the Company's Subordinated Promissory Notes in the aggregate principal amount of $69,000,000 issued to Leonard Schneider, Susan Schneider, Leslie Schneider and Scott Schneider (the "Subordinated Notes") upon the occurrence of an event of default thereunder, there are no outstanding rights of any person to receive Company Common Stock, whether on a deferred basis or otherwise. There are no outstanding stock appreciation rights or other rights (other than the Rights, rights that may have arisen under the ESPP or pursuant to the Subordinated Notes upon the occurrence of an event of default thereunder) that are in any way linked to the price of Company Common Stock that were not granted in tandem with a related Company Stock Option. As of the close of business on April 9, 2001, there were outstanding Company Stock Options to purchase 5,796,441 shares of Company Common Stock with exercise prices on a per share basis lower than the Merger Consideration (determined based on the closing price per share of Parent Common Stock on the NYSE trading day immediately preceding the date of this Agreement), and the weighted average exercise price of such Company Stock Options was equal to $9.429. Except as set forth above, as of the close of business on April 9, 2001, no shares of capital stock of, or other equity or voting interests in, the Company, or options, warrants or other rights to acquire any such stock or securities were issued, reserved for issuance or outstanding. The maximum amount of payroll deductions that could be accumulated under the ESPP through June 30, 2001 is $48,378.39.

                  During the period from April 9, 2001, to the date of this Agreement, (x) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company other than issuances of shares of Company Common Stock pursuant to the exercise of Company Stock Options or rights under the ESPP outstanding on such date as required by their terms as in effect on the date of this Agreement and (y) there have been no issuances by the Company or any of its subsidiaries of options, warrants or other rights to acquire shares of capital stock of, or other equity or voting interests in, the Company, other than for rights that may have arisen under the ESPP. All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company Stock Plans and the ESPP will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except the Subordinated Notes, there are no bonds, debentures, notes or other indebtedness of the Company or any of it subsidiaries, and no securities or other instruments or obligations of the Company or any of its subsidiaries, the value of which is in any way based upon or derived from any capital or voting stock of the Company or having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth above, there are no Contracts (as defined in Section 3.01(d)) of any kind to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound obligating the Company or any of its subsidiaries to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, additional shares of capital stock of, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue, grant, deliver, sell or enter into any such shares, securities, equity or voting interests or Contracts. There are not any outstanding contractual obligations of the Company or any of its subsidiaries to
(i) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, the Company or any of its subsidiaries or
(ii) vote or dispose of any shares of the capital stock of, or other equity or voting interests in, any of its subsidiaries. To the knowledge of the Company as of the date of this Agreement, there are no irrevocable proxies and no voting agreements with respect to any shares of the capital stock or other voting securities of the Company or any of its subsidiaries.

                  As of the date of this Agreement, (i) the only outstanding indebtedness for borrowed money of the Company and its subsidiaries is (A) $125,000,000 in aggregate principal amount of the Company's 12-1/2% Series A Senior Notes due 2005 and 12-1/2% Series B Senior Notes due 2005 (collectively, the "Senior Notes") issued pursuant to the 12-1/2% Senior Notes Indenture dated as of June 18, 1998, as supplemented (the "Indenture"), between the Company and United States Trust Company of New York, as trustee, (B) $117,429,000 in aggregate principal amount of loans under the Financing Agreement and (C) $69,000,000 in aggregate principal amount of Subordinated Notes and (ii) there are no guarantees by the Company or any of its subsidiaries of indebtedness of third parties for borrowed money. The Subordinated Notes are each prepayable in full in accordance with their terms and without any penalty or premium in connection therewith.


                  (d) Authority; Noncontravention. The Company has the requisite
                      ---------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement, subject, in the case of the consummation of the Merger, to obtaining the Stockholder Approval (as defined in Section 3.01(r)). The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or to consummate the transactions contemplated by this Agreement, subject, in the case of the consummation of the Merger, to obtaining the Stockholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. The Board of Directors of the Company, at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions (i) approving and declaring advisable this Agreement, the Merger and the other transactions contemplated hereby, (ii) declaring that it is in the best interests of the Company's stockholders that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement,
(iii) declaring that this

Agreement is fair to the Company's stockholders, (iv) directing that this Agreement be submitted to a vote at a meeting of the Company's stockholders to be held as promptly as practicable and (v) recommending that the Company's stockholders adopt this Agreement, which resolutions have not been subsequently rescinded, modified or withdrawn in any way except as permitted by Section 4.03(b). The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby and compliance by the Company with the provisions hereof do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of the Company or any of its subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Certificate of Incorporation or By-laws of the Company or the certificate of incorporation or by-laws (or similar organizational documents) of any of its subsidiaries, (ii) any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, obligation, binding arrangement, binding understanding, binding undertaking, permit, franchise or license, whether oral or written (each, including all amendments thereto, a "Contract"), to which the Company or any of its subsidiaries is a party or any of their respective properties or assets is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to the Company or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, results, losses, Liens or entitlements that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. No consent, approval, order or authorization of, or registration, declaration or filing with, any domestic or foreign (whether national, federal, state, provincial, local or otherwise) government or any court, administrative agency or commission or other governmental or regulatory authority or agency, domestic, foreign or supranational (each, a "Governmental Entity"), is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby or compliance with the provisions hereof, except for (1) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or any other applicable competition, merger control, antitrust or similar law or regulation, (2) the filing with the Securities and Exchange Commission (the "SEC") of a proxy statement relating to the approval by the Company's stockholders of this Agreement (as amended or supplemented from time to time, the "Proxy Statement/Prospectus") and such reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with this Agreement, the Merger and the other transactions contemplated hereby, (3) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company or any of its subsidiaries is qualified to do business, (4) any filings required under the rules and regulations of The Nasdaq Stock Market Inc. ("Nasdaq") and (5) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

                  (e) SEC Documents. The Company has filed with the SEC, and has
                      -------------
heretofore made available to Parent true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed with the SEC by the Company since January 1, 1998 (together with all information incorporated therein by reference, the "Company SEC Documents"). No subsidiary of the Company is required to file any form, report, schedule, statement or other document with the SEC. As of their respective dates, the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents at the time they were filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including the related notes) included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the Company SEC Documents filed and publicly available prior to the date of this Agreement (the "Company Filed SEC Documents") (including the financial statements included therein) and except as arising hereunder, the Company and its subsidiaries have no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), other than liabilities and obligations that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.


                  (f) Absence of Certain Changes or Events. Since November 4,
                      ------------------------------------
2000, and, other than with respect to clause (ii)(A) below, except as set forth in the Company Filed SEC Documents (i) through the date of this Agreement, the Company and its subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practice and (ii) there has not been
(A) any state of facts, change, development, effect, condition or occurrence that individually or in the aggregate constitutes, has had, or could reasonably be expected to have a material adverse effect on the Company, (B) prior to the date of this Agreement, any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company's or any of its subsidiaries' capital stock except for dividends by a wholly owned subsidiary of the Company to its parent,
(C) prior to the date of this Agreement, any purchase, redemption or other acquisition of any shares of capital stock or any other securities of the Company or any of its subsidiaries or any options, warrants, calls or rights to acquire such shares or other securities, (D) prior to the date of this Agreement, any split, combination or reclassification of any of the Company's or any of its subsidiaries' capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock or other securities of the Company or any of its subsidiaries, (E) (1) any granting by the Company or any of its subsidiaries to any current or former director, officer, employee or consultant of any increase in compensation, bonus or other benefits or any such granting of any type of compensation or benefits to any current or former director, officer, employee or consultant not previously receiving or entitled to receive such type of compensation or benefit, except for increases of cash compensation in the ordinary course of business consistent with past practice or as was required under any Company Benefit Agreement or Company Benefit Plan (each as defined in
Section 3.01(j)) in effect as of November 4, 2000, (2) any granting by the Company or any of its subsidiaries to any current or former director, officer, employee or consultant of the right to receive any severance or termination pay, or increases therein, or (3) any entry by the Company or any of its subsidiaries into, or any amendment or termination of, any Company Benefit Agreement or any Company Benefit Plan, (F) any payment of any benefit or the grant or amendment of any award (including in respect of stock options, stock appreciation rights, performance units, restricted stock or other stock-based or stock-related awards or the removal or modification of any restrictions in any Company Benefit Agreement or Company Benefit Plan or awards made thereunder) except as required to comply with any applicable law or any Company Benefit Agreement or Company Benefit Plan existing on such date, (G) any damage, destruction or loss, whether or not covered by insurance, that individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company, (H) any material change in financial or tax accounting methods, principles or practices by the Company or any of its subsidiaries, except insofar as may have been required by a change in GAAP or applicable law, (I) any material election with respect to taxes by the Company or any of its subsidiaries or any settlement or compromise of any material tax liability or refund or (J) any revaluation by the Company or any of its subsidiaries of any of the material assets of the Company or any of its subsidiaries.

                  (g) Litigation. There is no suit, claim, action, investigation
                      ----------
or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective assets before or by any Governmental Entity that individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company, nor is there any judgment, order or decree of any Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries that individually or in the aggregate could reasonably be expected to have a material adverse effect on the Company.

                  (h) Contracts. (i) Except for Contracts filed as exhibits to
                      ---------
the Company Filed SEC Documents, there are no Contracts that are required to be filed as an exhibit to any Company SEC Document under the Exchange Act and the rules and regulations promulgated thereunder. Except for Contracts filed in unredacted form as exhibits to the Company Filed SEC Documents and purchase orders entered into in the ordinary course of business, Section 3.01(h) of the Company Disclosure Schedule sets forth a true and complete list as of the date of this Agreement, and the Company has made available to Parent true and correct copies, of:

                  (A) all Contracts of the Company or any of its subsidiaries made in the ordinary course of business having an aggregate value, or involving payments by or to the Company, of more than $200,000;

                  (B) all Contracts of the Company or any of its subsidiaries made outside the ordinary course of business;


                  (C) all Contracts to which the Company or any of its subsidiaries is a party, or that purport to be binding upon the Company, any of its subsidiaries or any of its affiliates, that contain a covenant restricting the ability of the Company or any of its subsidiaries (or which, following the consummation of the Merger, could restrict the ability of Parent or any of its subsidiaries, including the Company and its subsidiaries) to compete in any business or with any person or in any geographic area;

                  (D) all Contracts of the Company or any of its subsidiaries with any affiliate of the Company (other than any of its subsidiaries);

                  (E) all Contracts to which the Company or any of its subsidiaries is party granting any license to any material property, asset or right;

                  (F) all confidentiality, standstill or similar agreements to which the Company or any of its subsidiaries is a party;

                  (G) all joint venture, partnership or other similar agreements (including all amendments thereto); and

                  (H) except as set forth in Section 3.01(c), all loan agreements, credit agreements, notes, debentures, bonds, mortgages, indentures and other Contracts (collectively, "debt obligations") pursuant to which any indebtedness of the Company or any of its subsidiaries is outstanding or may be incurred and all guarantees of or by the Company or any of its subsidiaries of any debt obligations of any other person (other than the Company or any of its subsidiaries) (except for such indebtedness or guarantees the aggregate principal amount of which does not exceed $200,000), including the respective aggregate principal amounts outstanding as of the date of this Agreement.

None of the Company or any of its subsidiaries is in violation or breach of or default (with or without notice or lapse of time or both) under, or has waived or failed to enforce any rights or benefits under, any Contract to which it is a party or any of its properties or assets is subject, and, to the knowledge of the Company or such subsidiary, no other party to any of its Contracts is in violation or breach of or default (with or without notice or lapse of time or both) under, or has waived or failed to enforce any rights or benefits under, and there has occurred no event giving to others any right of termination, amendment or cancelation of, with or without notice or lapse of time or both, any such Contract except, in each case, for violations, breaches, defaults, waivers or failures to enforce material rights or benefits that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

                  (ii) Each of the Contracts between the Company or any of its subsidiaries, on the one hand, and any affiliate of the Company (other than any of its subsidiaries), on the other hand, was entered into on an arm's length basis.

                  (i) Compliance with Laws. Except with respect to Environmental
                      --------------------
Laws (as defined in Section 3.01(l)(v)) and taxes (as defined in Section 3.01(n)(v)), which are the subject of Sections 3.01(l) and 3.01(n), respectively, the Company and its subsidiaries and their relevant personnel and operations are and, since January 1, 1998, have been, in compliance with all statutes, laws, ordinances, rules, regulations, judgments, orders and decrees of any Governmental Entity applicable to their businesses or operations except for failures to be in compliance that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. None of the Company or any of its subsidiaries has received, since January 1, 1998, a notice or other written communication alleging or relating to a possible material violation of any material statute, law, ordinance, rule, regulation, judgment, order or decree of any Governmental Entity applicable to its businesses or operations. The Company and its subsidiaries have in effect all material permits, licenses, variances, exemptions, authorizations, operating certificates, franchises, orders and approvals of all Governmental Entities (collectively, "Permits") necessary or advisable for them to own, lease or operate their properties and assets and to carry on their businesses as now conducted, and there has occurred no violation of, default (with or without notice or lapse of time or both) under, or event giving to others any right of termination, amendment or cancelation of, with or without notice or lapse of time or both, any Permit except for violations, defaults or events that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. There is no event which has occurred that, to the knowledge of the Company, could reasonably be expected to result in the revocation, cancelation, non-renewal or adverse modification of any such Permit.


                  (j) Absence of Changes in Benefit Plans; Employment
                      -----------------------------------------------
Agreements. Except as disclosed in the Company Filed SEC Documents, since
----------
November 4, 2000, none of the Company or any of its subsidiaries has terminated, adopted, amended in any material respect or agreed to amend in any material respect any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock appreciation, restricted stock, stock option, phantom stock, performance, retirement, thrift, savings, stock bonus, cafeteria, paid time off, perquisite, fringe benefit, vacation, severance, disability, death benefit, hospitalization, medical, welfare benefit or other plan, program, policy, arrangement or understanding (whether or not legally binding) maintained, contributed to, or required to be maintained or contributed to by the Company or any other person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or
(o) of the Code (each, a "Commonly Controlled Entity"), in each case providing benefits to any current or former directors, officers, employees or consultants of the Company or any of its subsidiaries (collectively, "Company

Benefit Plans") or has made any change in any actuarial or other assumption used to calculate funding obligations with respect to any Company Pension Plan (as defined in Section 3.01(m)) or any material change in the manner in which contributions to any Company Pension Plans are made or the basis on which such contributions are determined. Except as disclosed in the Company Filed SEC Documents, there exist no (i) employment (except employment at will), consulting, deferred compensation, severance, termination or indemnification agreements or arrangements between the Company or any of its subsidiaries, on the one hand, and any current or former director, officer, employee or consultant of the Company or any of its subsidiaries, on the other hand or (ii) agreements or arrangements between the Company or any of its subsidiaries, on the one hand, and any current or former director, officer, employee or consultant of the Company or any of its subsidiaries, on the other hand, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement (all such agreements and arrangements described in clauses (i) and (ii), collectively, "Company Benefit Agreements").


                  (k) Labor Matters. There are no collective bargaining
                      -------------
agreements or other labor union contracts applicable to any employees of the Company or any of its subsidiaries. There is no labor dispute, strike, work stoppage or lockout, or, to the knowledge of the Company, threat thereof, by or with respect to any employee of the Company or any of its subsidiaries, except where such dispute, strike, work stoppage or lockout individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

                  (l) Environmental Matters. (i) Permits and Authorizations.
                      ---------------------      --------------------------
Each of the Company and its subsidiaries possesses all material Environmental Permits (as defined below) necessary to conduct its businesses and operations as now being conducted.

                  (ii) Compliance. Each of the Company and its subsidiaries is
                       ----------
in compliance with all applicable Environmental Laws (as defined below) and all Environmental Permits except for failures to be in compliance that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. None of the Company or its subsidiaries has received any written communication from any Governmental Entity or other person that alleges that the Company or any of its subsidiaries has violated or is, or may be, liable under any Environmental Law.

                  (iii) Environmental Claims. There are no material
                        --------------------
Environmental Claims (as defined below) pending or, to the knowledge of the Company, threatened (A) against the Company or any of its subsidiaries or (B) against any person whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed, either contractually or by operation of law, and none of the Company or its subsidiaries has contractually retained or assumed any liabilities or obligations that could reasonably be expected to provide the basis for any material Environmental Claim.

                  (iv) Releases. There have been no Releases (as defined below)
                       --------
of any Hazardous Materials (as defined below) that could reasonably be expected to form the basis of any material Environmental Claim against the Company or any of its subsidiaries.


                  (v) Definitions. (A) "Environmental Claims" means any and all
                      -----------
actions, orders, decrees, suits, demands, directives, claims, liens, investigations, proceedings or notices of violation by any Governmental Entity or other person alleging potential responsibility or liability arising out of, based on or related to (x) the presence, Release or threatened Release of, or exposure to, any Hazardous Materials at any location or (y) circumstances forming the basis of any violation or alleged violation of any Environmental Law.

                  (B) "Environmental Laws" means all laws, rules, regulations, orders, decrees, common law, judgments or binding agreements issued, promulgated or entered into by or with any Governmental Entity relating to pollution or protection of the environment or human health.

                  (C) "Environmental Permits" means all permits, licenses, registrations and other authorizations required under applicable Environmental Laws.

                  (D) "Hazardous Materials" means all hazardous, toxic, explosive or radioactive substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos, polychlorinated biphenyls, radon gas and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  (E) "Release" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment or within any building, structure, facility or fixture.

                  (m) ERISA Compliance; Excess Parachute Payments. (i) Section
                      -------------------------------------------
3.01(m) of the Company Disclosure Schedule contains a true, complete and correct list of all Company Benefit Plans, including each "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (sometimes referred to herein as a "Company Pension Plan"), and "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and all Company Benefit Agreements. The Company has made available to Parent true, complete and correct copies of (A) each Company Benefit Plan and Company Benefit Agreement (or, in the case of any unwritten Company Benefit Plan or Company Benefit Agreement, a description thereof), (B) the most recent annual reports on Form 5500 filed with the Internal Revenue Service with respect to each Company Benefit Plan (if any such report was required), (C) the most recent summary plan description for each Company Benefit Plan for which such summary plan description is required, (D) each trust agreement and group annuity contract relating to any Company Benefit Plan and (E) the most recent Internal Revenue Service determination letter for each Company Pension Plan intended to be tax-qualified under Section 401(a) of the Code.


                  (ii) Each Company Benefit Plan has been administered in all material respects in accordance with its terms. The Company, its subsidiaries and each Company Benefit Plan are in compliance in all material respects with the applicable provisions of ERISA and the Code, and all other domestic or foreign (whether national, federal, state, provincial, local or otherwise) laws. There is no pending or, to the knowledge of the Company, threatened, suit, claim (other than claims for benefits in the ordinary course of business), action, investigation or proceeding relating to Company Benefit Plans.

                  (iii) All Company Pension Plans intended to be qualified have received favorable determination letters from the Internal Revenue Service with respect to "TRA" (as defined in Section 1 of Rev. Proc. 93-39), to the effect that such Company Pension Plans are qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no such determination letter has been revoked nor, to the knowledge of the Company, has any such revocation been threatened, nor has any such Company Pension Plan been amended since the date of its most recent determination letter or application therefor in any respect that would adversely affect its qualification or materially increase its costs or require security under Section 307 of ERISA. No Company Pension Plan, other than any Company Pension Plan that is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA (a "Company Multiemployer Pension Plan"), had, as of the respective last annual valuation date for such Company Pension Plan, any "unfunded benefit liabilities" (as such term is defined in Section 4001(a)(18) of ERISA) based on actuarial assumptions that have been furnished to Parent, and, as of the date of this

Agreement, there has been no material adverse change in the financial condition of any Company Pension Plan since its last such annual valuation date.


                  (iv) No material liability under Subtitle C or D of Title IV of ERISA has been or is reasonably expected to be incurred by the Company or any of its subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan" (within the meaning of Section 4001(a)(15) of ERISA) currently or formerly maintained by any of them, or the single-employer plan of any Commonly Controlled Entity. None of the Company, any of its subsidiaries, any officer of the Company or any of its subsidiaries, any of the Company Benefit Plans which are subject to ERISA, including the Company Pension Plans, or any trusts created thereunder or any trustee or administrator thereof has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other material breach of fiduciary responsibility that could subject the Company, any of its subsidiaries or any officer of the Company or any of its subsidiaries to any material tax or penalty on prohibited transactions imposed by such Section 4975 or to any liability under Section 502(i) or 502(l) of ERISA. None of such Company Benefit Plans and trusts has been terminated, nor has there been any "reportable event" (as that term is defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived, with respect to any Company Benefit Plan during the last five years, and no notice of a reportable event will be required to be filed in connection with this Agreement, the Merger or any other transaction contemplated hereby. Neither the Company nor any of its subsidiaries has incurred a "complete withdrawal" or a "partial withdrawal" (as such terms are defined in Sections 4203 and 4205, respectively, of ERISA) since the effective date of such Sections 4203 and 4205 with respect to any Company Multiemployer Pension Plan. All contributions and premiums required to be made under the terms of any Company Benefit Plan as of the date of this Agreement have been timely made or have been reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company Filed SEC Documents. Neither any Company Pension Plan nor any single-employer plan of any Commonly Controlled Entity has an "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived.

                  (v) With respect to each Company Benefit Plan that is an employee welfare benefit plan, (A) such Company Benefit Plan is not funded through a "welfare benefit fund" (as such term is defined in Section 419(e) of the Code), (B) such Company Benefit Plan that is a "group health plan" (as such term is defined in Section 5000(b)(1) of the Code) complies in all material respects with the applicable requirements of Section 4980B(f) of the Code and
(C) such Company Benefit Plan (including any such plan covering retirees or other former employees) may be amended or terminated on or at any time after the Effective Time without the imposition individually or in the aggregate of any material liability on the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has any obligations for retiree health or life benefits under any Company Benefit Plan or Company Benefit Agreement.


                  (vi) Neither the execution and delivery of this Agreement by the Company nor the obtaining of the Stockholder Approval nor the consummation of the Merger or any other transaction contemplated by this Agreement will (A) entitle any current or former director, officer, employee or consultant of the Company or any of its subsidiaries to severance pay, (B) except pursuant to the Company Stock Plans which provide for Company Stock Options, accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other material obligation pursuant to, any Company Benefit Plan or Company Benefit Agreement or (C) result in any breach or violation of, or a default under, any Company Benefit Plan or Company Benefit Agreement.

                  (vii) Other than payments that may be made to the persons listed in Section 3.01(m)(vii) of the Company Disclosure Schedule, any amount or economic benefit that could be received (whether in cash or property or the vesting of property) as a result of the execution and delivery of this Agreement by the Company, the obtaining of the Stockholder Approval or the consummation of the Merger or any other transaction contemplated by this Agreement (including as a result of termination of employment on or following the Effective Time) by any current or former director, officer, employee or consultant of the Company or any of its affiliates who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any Company Benefit Plan or Company Benefit Agreement or otherwise would not be characterized as an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code), and no disqualified individual is entitled to receive any additional payment from the Company or any of its subsidiaries or any other person in the event that the excise tax under Section 4999 of the Code is imposed on such disqualified individual. Set forth in Section 3.01(m)(vii) of the Company Disclosure Schedule is the "base amount" (as defined in Section 280G(b)(3) of the Code) as of the date of this Agreement for each person listed in Section 3.01(m)(vii) of the Company Disclosure Schedule.

                  (viii) The Company and its subsidiaries do not have any material liability or obligations, including under or pursuant to any Company Benefit Plan or Company Benefit Agreement, arising out of the hiring of persons to provide services to the Company or any of its subsidiaries and treating such persons as consultants or independent contractors and not as employees of the Company or its subsidiaries.


                  (n) Taxes. (i) Except for matters that individually or in the
                      -----
aggregate could not reasonably be expected to have a material adverse effect on the Company:

                  (A) Each of the Company and its subsidiaries has timely filed all tax returns (as defined below in clause (v)) required to be filed by it. Each of the Company and each of its subsidiaries has timely paid or caused to be timely paid all taxes due with respect to the taxable periods covered by such tax returns and all other taxes as are due, and the most recent financial statements contained in the Company Filed SEC Documents reflect an adequate reserve (in addition to any reserve for deferred taxes established to reflect timing differences between book and tax income) for all taxes payable by the Company and its subsidiaries for all taxable periods and portions thereof through the date of such financial statements.

                  (B) Except in respect of the Internal Revenue Service audit for the 1998 taxable year, no tax return of the Company or any of its subsidiaries is under audit or examination by any taxing authority, and no notice of such an audit or examination has been received by the Company or any of its subsidiaries. There is no deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any taxes due and owing by the Company or any of its subsidiaries. Each deficiency resulting from any completed audit or examination relating to taxes by any taxing authority has been timely paid. No issues relating to taxes were raised by the relevant taxing authority in any completed audit or examination that could reasonably be expected to recur in a later taxable period. The United States federal income tax returns of the Company and its subsidiaries have either been examined and settled with the Internal Revenue Service or closed by virtue of the expiration of the applicable statute of limitations for all years through 1996.

                  (C) Except in respect of the Internal Revenue Service audit for the 1998 taxable year, there is no currently effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes and no power of attorney (other than powers of attorney authorizing employees of the Company to act on behalf of the Company) with respect to any taxes has been executed or filed with any taxing authority.


                  (D) No Liens for taxes exist with respect to any assets or properties of the Company or any of its subsidiaries, except for statutory Liens for taxes not yet due.

                  (E) Neither the Company nor any of its subsidiaries will be required to include in a taxable period ending after the Effective Time taxable income attributable to income that accrued (for purposes of the financial statements of the Company included in the Company Filed SEC Documents) in a prior taxable period but was not recognized for tax purposes in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or comparable provisions of any other, domestic or foreign (whether national, federal, state, provincial, local or otherwise) tax laws, or for any other reason.

                  (F) The Company and its subsidiaries have complied with all applicable statutes, laws, ordinances, rules and regulations relating to the payment and withholding of taxes (including withholding of taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code and similar provisions under any other domestic or foreign (whether national, federal, state, provincial, local or otherwise) tax laws) and have, within the time and the manner prescribed by law, withheld from and paid over to the proper Governmental Entities all amounts required to be so withheld and paid over under applicable laws.

                  (ii) None of the Company or any of its subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (in each case, within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355(e) of the Code (A) in the two years prior to the date of this Agreement or (B) in a distribution that could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

                  (iii) The Company was not, at any time during the period specified in Section 897(c)(1)(A)(ii) of the Code, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.


                  (iv) None of the Company or any of its subsidiaries has taken any action, or failed to take any action, or has knowledge of any fact, agreement, plan or other circumstance that could reasonably prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

                  (v) As used in this Agreement, (A) "taxes" shall include (1) all forms of taxation, whenever created or imposed, and whether domestic or foreign, and whether imposed by a national, federal, state, provincial, local or other Governmental Entity, including all interest, penalties and additions imposed with respect to such amounts, (2) liability for the payment of any amounts of the type described in clause (1) as a result of being a member of an affiliated, consolidated, combined or unitary group and (3) liability for the payment of any amounts as a result of being party to any tax sharing agreement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amount described in clause (1) or (2) and (B) "tax returns" shall mean all domestic or foreign (whether national, federal, state, provincial, local or otherwise) returns, declarations, statements, reports, schedules, forms and information returns relating to taxes and any amended tax return.

                  (o) Title to Properties. (i) Each of the Company and its
                      -------------------
subsidiaries has good and marketable title to, or valid leasehold interests in, all of its properties and assets except for such as are no longer used or useful in the conduct of its businesses or as have been disposed of in the ordinary course of business and except for defects in title, easements, restrictive covenants and similar encumbrances that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. All such properties and assets, other than properties and assets in which the Company or any of its subsidiaries has a leasehold interest, are free and clear of all Liens, except for Liens arising under the

Financing Agreement and Liens that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.


                  (ii) Each of the Company and its subsidiaries has complied with the terms of all leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect, except for such noncompliances or failures to be in full force and effect that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. The Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases, except for failures to do so that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

                  (p) Intellectual Property. (i) Section 3.01(p) of the Company
                      ---------------------
Disclosure Schedule lists all material registered trademarks, tradenames, service marks, registered copyrights and applications therefor, patents and patent applications, if any, owned by or licensed to the Company or any of its subsidiaries as of the date of this Agreement. Each of the Company and its subsidiaries owns, or is validly licensed or otherwise has the right to use, in each case free and clear of any Liens other than Liens arising under the Financing Agreement, all Intellectual Property (as defined below in clause (iv)) used or necessary to carry on its business as now being conducted except for Intellectual Property the failure of which to own or have the right to use could not reasonably be expected to have a material adverse effect on the Company. The Company has made available to Parent true, complete and correct copies of all license agreements relating to Intellectual Property to which the Company or any of its subsidiaries is a party as of the date of this Agreement.

                  (ii) None of the Company or any of its subsidiaries has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property or other proprietary information of any other person, except for any such infringement, misappropriation or other conflict that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. None of the Company or any of its subsidiaries has received any written material charge, complaint, claim, demand or notice alleging any such infringement, misappropriation or other conflict (including any claim that the Company or any of its subsidiaries must license or refrain from using any Intellectual Property or other proprietary information of any other person), or is party to or the subject of any pending or, to the knowledge of the Company, threatened, material suit, claim, action, investigation or proceeding before or by any Governmental Entity with respect to any such infringement, misappropriation or conflict, that has not been settled or otherwise fully resolved. To the Company's knowledge, no other person has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property owned by, licensed to or otherwise used by the Company or any of its subsidiaries, except for any such infringement, misappropriation or other conflict that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

                  (iii) Each of the Company and its subsidiaries has taken all reasonable and necessary steps to protect its material Intellectual Property and rights thereunder, and to the knowledge of the Company no such rights to material Intellectual Property have been lost or are in jeopardy of being lost as a result of any act or omission by the Company or any of its subsidiaries.

                  (iv) As used in this Agreement, "Intellectual Property" shall mean trademarks (registered or unregistered), service marks, brand names, certification marks, trade dress, assumed names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; any similar intellectual property or proprietary rights similar to any of the foregoing; licenses, immunities, covenants not to sue and the like relating to any of the foregoing; and any claims or causes of action arising out of or related to any infringement, misuse or misappropriation of any of the foregoing.

                  (q) State Takeover Statutes. Assuming the accuracy of the
                      -----------------------
representations and warranties of Parent and Sub set forth in Section 3.02(l), the approval of the Merger by the Board of Directors of the Company referred to in Section 3.01(d) constitutes approval of the Merger for purposes of Section 203 of the DGCL and represents the only action necessary to ensure that the restrictions on business combinations (as such term is defined therein) set forth in Section 203 of the DGCL does not and will not apply to the execution or delivery of this Agreement or the consummation of the Merger and the other transactions contemplated hereby. To the knowledge of the Company, no other state takeover or similar statute or regulation is applicable to this Agreement, the Merger or the other transactions contemplated hereby.


                  (r) Voting Requirements. Assuming the accuracy of the
                      -------------------
representations and warranties of Parent and Sub set forth in Section 3.02(l), the affirmative vote at the Stockholders Meeting (as defined in Section 5.01(b)) or any adjournment or postponement thereof of the holders of a majority of the votes represented by all the outstanding shares of Company Common Stock in favor of adopting this Agreement (the "Stockholder Approval") is the only vote of the holders of any class or series of the Company's capital stock necessary to approve or adopt this Agreement or the Merger. Assuming the accuracy of the representations and warranties of Parent and Sub set forth in Section 3.02(l), the affirmative vote of the holders of any class or series of the Company's capital stock is not necessary to approve any transaction contemplated by this Agreement (other than the adoption of this Agreement).

                  (s) Brokers; Schedule of Fees and Expenses. No broker,
                      --------------------------------------
investment banker, financial advisor or other person, other than Merrill Lynch & Co., the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has delivered to Parent true and complete copies of all agreements under which any such fees or expenses are payable and all indemnification and other agreements related to the engagement of the persons to whom such fees are payable. The fees and expenses of any accountant, broker, financial advisor, consultant, legal counsel or other person retained by the Company in connection with this Agreement or the transactions contemplated hereby or incurred or to be incurred by the Company in connection with this Agreement or the transactions contemplated hereby will not exceed the fees and expenses set forth in Section 3.01(s) of the Company Disclosure Schedule without the consent of Parent (such consent not to be unreasonably withheld or delayed).

                  (t) Opinion of Financial Advisor. The Company has received the
                      ----------------------------
opinion of Merrill Lynch & Co., in customary form, to the effect that, as of the date of this Agreement, the consideration to be received in the Merger by the Company's stockholders (other then Parent and its affiliates) is fair to the Company's stockholders from a financial point of view, a copy of which opinion will be delivered to Parent by the Company promptly after receipt by the Company.


                  (u) Rights Agreement. The Board of Directors of the Company
                      ----------------
has approved an amendment to the Rights Agreement to the effect that (i) no "Shares Acquisition Date" or "Distribution Date" (as such terms are defined in the Rights Agreement) will occur as a result of the approval, execution or delivery of this Agreement or the consummation of the Merger and the other transactions contemplated hereby, (ii) neither Parent nor Sub will be an "Acquiring Person" (as such term is defined in the Rights Agreement), (iii) the Rights will expire immediately prior to the Effective Time and (iv) the Rights Agreement will otherwise be inapplicable to Parent while this Agreement is in effect.

                  SECTION 3.02. Representations and Warranties of Parent and
                                --------------------------------------------
Sub. Except as set forth on the disclosure schedule (with specific reference to
---
the Section or Subsection of this Agreement to which the information stated in such disclosure relates, with such disclosure to be applicable to other Sections or Subsections of this Agreement to the extent a matter is disclosed in such a way as to make its relevance to the information called for by such other Section or Subsection readily apparent) delivered by Parent to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule"), Parent and Sub represent and warrant to the Company as follows:

                  (a) Organization, Standing and Corporate Power. Each of Parent
                      ----------------------------------------------------------
and Sub (i) is a corporation duly organized, validly existing and in good
-------
standing under the laws of the jurisdiction in which it is incorporated, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to be so organized, existing, qualified or licensed or in good standing individually or in the aggregate could not reasonably be expected to have a material adverse effect on Parent. Parent has made available to the Company true and complete copies of its Restated Articles of Incorporation and By-laws and the Certificate of Incorporation and By-laws of Sub, in each case as amended to the date of this Agreement.


                  (b) Capital Structure. As of the date of this Agreement, the
                      -----------------
authorized capital stock of Parent consists of 200,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share (the "Parent Preferred Stock"). As of the close of business on April 9, 2001,
(i) 119,845,655 shares of Parent Common Stock (excluding treasury shares) were issued and outstanding, (ii) 19,336,845 shares of Parent Common Stock were held by Parent in its treasury, (iii) 13,882,690 shares of Parent Common Stock were reserved for issuance pursuant to outstanding unexercised employee stock options granted pursuant to Parent's stock option plans or otherwise and (iv) no shares of Parent Preferred Stock were issued and outstanding. As of the date of this Agreement, there are no bonds, debentures, notes or other indebtedness of Parent, and no securities or other instruments or obligations of Parent the value of which is in any way based upon or derived from any capital or voting stock of Parent, having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of Parent may vote. Except as set forth above, as of the date of this Agreement, there are no material Contracts of any kind to which Parent is a party or by which Parent is bound obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, Parent or obligating Parent to issue, grant, extend or enter into any such security, option, warrant, call, right or Contract. As of the date of this Agreement, there are not any outstanding material contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, Parent.


                  (c) Authority; Noncontravention. Parent and Sub have the
                      ---------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and Sub and the consummation by Parent and Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Sub and no other corporate proceedings on the part of Parent or Sub are necessary to approve this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Sub, as applicable, and constitutes a valid and binding obligation of Parent and Sub, as applicable, enforceable against Parent and Sub, as applicable, in accordance with its terms subject to (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, moratorium, reorganization, receivership and similar laws relating to or affecting the enforcement of the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. The execution and delivery of this Agreement by Parent and Sub and the consummation of the transactions contemplated hereby and the compliance by Parent and Sub with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Restated Articles of Incorporation or By-laws of Parent or the Certificate of incorporation or By-laws of Sub, (ii) any Contract to which Parent or Sub is a party or any of their respective properties or assets is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Parent or Sub or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, results, losses, Liens or entitlements that individually or in the aggregate could not reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement by Parent and Sub or the consummation by Parent and Sub of the transactions contemplated hereby or the compliance with the provisions of this Agreement, except for (1) the filing of a premerger notification and report form under the HSR Act or any other applicable competition, merger control, antitrust or similar law or regulation,
(2) the filing with the SEC of the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of Parent Common Stock in the Merger (the "Form S-4") and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the other transactions contemplated hereby, (3) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (4) filings with the NYSE and (5) such other consents, approvals, orders, authorizations, registrations, declarations and filings (i) as may be required under the "blue sky" laws of various states or (ii) the failure of which to be obtained or made individually or in the aggregate could not reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other transactions contemplated by this Agreement.


                  (d) Parent SEC Documents. Parent has filed with the SEC all
                      --------------------
forms, reports, schedules, statements and other documents required to be filed with the SEC by Parent since January 1, 1998 (together with all information incorporated therein by reference, the "Parent SEC Documents"). As of their respective dates, the Parent SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents at the time they were filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements (including the related notes) of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

                  (e) Absence of Certain Changes or Events. Since December 31,
                      ------------------------------------
2000, there has not been any state of facts, change, development, effect, condition or occurrence that individually or in the aggregate constitutes, has had, or could reasonably be expected to have, a material adverse effect on Parent.

                  (f) Voting Requirements. No vote of the holders of shares of
                      -------------------
Parent Common Stock or any other class or series of capital stock of Parent is necessary to approve or adopt this Agreement, the Merger or the other transactions contemplated hereby.

                  (g) Taxes. None of Parent or any of its subsidiaries has taken
                      -----
any action, or failed to take any action, or has knowledge of any fact, agreement, plan or other circumstance that could reasonably prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.


                  (h) Litigation. As of the date of this Agreement, there is no
                      ----------
suit, claim, action, investigation or proceeding pending against or affecting Parent or any of its subsidiaries or any of their respective assets before or by any Governmental Entity that individually or in the aggregate could reasonably be expected to prevent or materially impede or delay the consummation of the Merger and the other transaction contemplated by this Agreement nor is there any judgment, order or decree of any Governmental Entity or arbitrator outstanding against Parent or any of its subsidiaries that individually or in the aggregate could reasonably be expected to prevent or materially impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement.

                  (i) Brokers. No broker, investment banker, financial advisor
                      -------
or other person, other than Morgan Stanley & Co. Incorporated, the fees and expenses of which will be paid by Parent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

                  (j) Interim Operations of Sub. Sub was formed solely for the
                      -------------------------
purpose of engaging in the transactions contemplated hereby and has engaged in no business other than in connection with the transactions contemplated by this Agreement.

                  (k) Parent Common Stock. The shares of Parent Common Stock to
                      -------------------
be issued in connection with the Merger (including pursuant to the Adjusted Options), when issued in accordance with the terms and provisions of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or other statutory right of stockholders and will be issued in compliance with applicable United States federal and state securities laws.

                  (l) Company Capital Stock. Each of Parent and Sub is not, nor
                      ---------------------
at any time during the last three years has either been, an "interested stockholder" of the Company as defined in Section 203 of the DGCL. Each of Parent and Sub does not own (directly or indirectly, beneficially or of record) and is not a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, any shares of capital stock of the Company (other than as contemplated by this Agreement).


                  (m) Financing. Parent has all funds, either from its available
                      ---------
cash and cash equivalents or from borrowings currently available to be made under its existing credit facilities, necessary to consummate the Merger and the other transactions contemplated hereby on the terms and subject to the conditions contemplated hereby.

                                   ARTICLE IV

                    Covenants Relating to Conduct of Business
                    -----------------------------------------

           SECTION 4.01. Conduct of Business. (a) Conduct of Business.
                         -------------------      -------------------
During the period from the date of this Agreement to the Effective Time, except as consented to in writing by Parent or as specifically required or permitted by this Agreement, the Company shall, and shall cause its subsidiaries to, carry on their respective businesses, and continue all pricing, sales, receivables and payables practices, in the ordinary course consistent with past practice and comply with all applicable laws, rules and regulations in all material respects and use all commercially reasonable efforts to preserve their assets, brands, licenses and technology and their relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with them. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as consented to in writing by Parent, as set forth in Section 4.01(a) of the Company Disclosure Schedule or as specifically required or permitted by this Agreement, the Company shall not, and shall not permit any of its subsidiaries to:

                  (i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock, except for dividends by a direct or indirect wholly owned subsidiary of the Company to its parent, (B) purchase, redeem or otherwise acquire any shares of capital stock or any other securities of the Company or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities or (C) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or any of its other securities;


                  (ii) issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other equity or voting interests or any securities convertible into, or exchangeable for, or any options, warrants, calls or rights to acquire, any such shares, voting securities or convertible or exchangeable securities or any stock appreciation rights or other rights that are linked in any way to the price of Company Common Stock (other than pursuant to the ME Acquisition Corp. Bonus Plan for Senior Executives, the Rights and the issuance of shares of Company Common Stock upon the exercise of Company Stock Options or rights under the ESPP, in each case in accordance with their terms as in effect on the date of this Agreement);

                  (iii) amend or propose to amend its certificate of incorporation or by-laws (or similar organizational documents);

                  (iv) directly or indirectly acquire or agree to acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by any other manner, any assets constituting a business or any corporation, partnership, limited liability company, joint venture or association or other entity or division thereof, or any direct or indirect interest in any of the foregoing, or (B) any assets other than Inventory or other immaterial assets in each case in the ordinary course of business consistent with past practice;

                  (v) directly or indirectly sell, lease, license, sell and leaseback, mortgage or otherwise encumber or subject to any Lien (other than Liens arising under the Financing Agreement) or otherwise dispose of any of its properties or assets or any interest therein, except sales of Inventory, factoring of its accounts receivable and sales of immaterial assets, in each case in the ordinary course of business consistent with past practice;

                  (vi) (x) repurchase, prepay or incur any indebtedness or guarantee any indebtedness of another person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing, except for short-term borrowings incurred and letters of credit opened, in each case in the ordinary course of business consistent with past practice or (y) make any loans, advances (other than in respect of travel expenses advanced to employees in the ordinary course of business) or capital contributions to, or investments in, any other person, other than the Company or any direct or indirect wholly owned subsidiary of the Company;

                  (vii) incur or commit to incur any capital expenditures, or any obligations or liabilities in connection therewith, in any manner inconsistent in any material respect with the Company's capital budget for 2001, a true and complete copy of which (including all back-up materials) has been provided to Parent prior to the date of this Agreement;

                  (viii) pay, discharge, settle or satisfy any material claims (including claims of stockholders), liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of this Agreement of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of the Company included in the Company Filed SEC Documents (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, or waive, release, grant or transfer any right of material value, other than in the ordinary course of business consistent with past practice, or waive any material benefits of, or agree to modify in any adverse respect, or, subject to the terms hereof, fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar agreement to which the Company or any of its subsidiaries is a party;

                  (ix) enter into, modify, amend or terminate (A) any Contract which if so entered into, modified, amended or terminated could be reasonably likely to (x) have a material adverse effect on the Company,
         (y) impair in any material respect the ability of the Company to perform its obligations under this Agreement or (z) prevent or materially delay the consummation of the transactions contemplated by this Agreement or (B) except in the ordinary course of business consistent with past practice, any other material Contract to which the Company or any subsidiary thereof is a party;


                  (x) enter into any Contract to the extent consummation of the transactions contemplated by this Agreement or compliance by the Company with the provisions of this Agreement could reasonably be expected to conflict with, or result in a violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or assets of the Company or any of its subsidiaries under, or give rise to any increased, additional, accelerated, or guaranteed right or entitlements of any third party under, or result in any material alteration of, any provision of such Contract;

                  (xi) enter into any Contract containing any restriction on the ability of the Company or any of its subsidiaries to assign its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to Parent or any of its subsidiaries in connection with or following the consummation of the Merger and the other transactions contemplated by this Agreement;

                  (xii) (A) except as otherwise contemplated by this Agreement or as required to comply with applicable law or any Contract, Company Benefit Plan or Company Benefit Agreement existing on the date of this Agreement, pay any material benefit not provided for as of the date of this Agreement under any Contract, Company Benefit Agreement or Company Benefit Plan or (B) adopt or enter into any collective bargaining agreement or other labor union contract applicable to the employees of the Company or any subsidiary thereof;

                  (xiii) except as required to comply with applicable law or any provision of any Company Benefit Plan, Company Benefit Agreement or other Contract as in effect on the date of this Agreement, (A) take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan, Company Benefit Agreement or other Contract or (B) take any action to accelerate the vesting or payment of any compensation or benefit under any Company Benefit Plan or Company Benefit Agreement or other Contract;

                  (xiv) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice;

                  (xv) take any action (or omit to take any action) if such action (or omission) would or could reasonably be expected to result in
         (A) any representation and warranty of the Company set forth in this Agreement that is qualified as to materiality becoming untrue, (B) any such representation and warranty that is not so qualified becoming untrue in any material respect or (C) any condition to the Merger set forth in Article VI not being satisfied;

                  (xvi) commence any suit, action or proceeding (other than a suit, claim, action or proceeding in connection with the collection of accounts receivable, to enforce the terms of this Agreement or as a result of a suit, action or proceeding commenced against the Company or any of its subsidiaries);

                  (xvii) change its fiscal year, revalue any of its material assets or, except as required by generally accepted accounting principles, make any changes in accounting methods, principles or practices;

                  (xviii) engage in (A) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to pre-Closing periods sales to the trade or otherwise that would otherwise be expected (based on past practice) to occur in post-Closing periods, (B) any practice which would have the effect of accelerating to pre-Closing periods collections of receivables that would otherwise be expected (based on past practice) to be made in post-Closing periods, (C) any practice which would have the effect of postponing to post-Closing periods payments by the Company or any of its subsidiaries that would otherwise be expected (based on past practice) to be made in pre-Closing periods or (D) any other promotional sales, discount activity or inventory overstocking or understocking, in each case in this clause (D) in a manner outside the ordinary course of business; or

                  (xix) authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

                  (b) Certain Tax Matters. During the period from the date of
                      -------------------
this Agreement to the Effective Time, the Company shall, and shall cause each of its subsidiaries to, (i) timely file all tax returns ("Post-Signing Returns") required to be filed by it, (ii) timely pay all taxes due and payable in respect of such Post-Signing Returns that are so filed, (iii) accrue a reserve in its books and records and financial statements in accordance with past practice for all taxes payable by it for which no Post-Signing Return is due prior to the Effective Time, (iv) promptly notify Parent of any suit, claim, action, investigation, proceeding or audit (collectively, "Actions") pending against or with respect to the Company or any of its subsidiaries in respect of any tax and not settle or compromise any such Action without Parent's consent, (v) not make any material tax election without Parent's consent, and (vi) cause any and all existing tax sharing agreements, tax indemnity obligations and similar agreements, arrangements and practices with respect to taxes to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is otherwise bound to be terminated as of the Closing Date so that after such date neither the Company nor any of its subsidiaries shall have any further rights or liabilities thereunder.

                  (c) Advice of Changes; Filings. The Company shall (i) at the
                      --------------------------
request of Parent, confer with Parent on a regular and frequent basis to report on operational matters and other matters requested by Parent and (ii) promptly advise Parent orally and in writing of any change or event that could reasonably be expected to have a material adverse effect on the Company. Upon obtaining knowledge thereof, the Company shall give prompt notice to Parent of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate such that the condition set forth in Section 6.02(a) would not be satisfied; provided, however, that no such notification shall affect the
                  --------  -------
representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement. The Company and Parent shall each promptly provide the other copies of all filings made by such party with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby, other than the portions of such filings that include confidential information not directly related to the transactions contemplated by this Agreement.

                  (d) Litigation. The Company shall provide to Parent immediate
                      ----------
written notice and copies of all pleadings and correspondence in connection with any suit, claim, action, investigation or proceeding before or by a Governmental Entity against the Company and/or its directors relating to the transactions contemplated by this Agreement.


                  SECTION 4.02. Conduct of Business by Parent. During the period
                                -----------------------------
from the date of this Agreement to the Effective Time, Parent agrees that, except as consented to in writing by the Company or as specifically required or permitted by this Agreement:

                  (a) Conduct of Business. Parent shall use its reasonable best
                      -------------------
         efforts to preserve intact its business in all material respects and preserve its relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with it.

                  (b) Dividends; Changes in Share Capital. Parent shall not, and
                      -----------------------------------
         shall not permit any of its subsidiaries to (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, except dividends by a direct or indirect wholly owned subsidiary of Parent to its parent or (ii) acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock through a self-tender offer.

                  (c) Liquidation. Parent shall not adopt a plan of complete or
                      -----------
         partial liquidation with respect to Parent or resolutions providing for or authorizing such a liquidation or a dissolution.

                  (d) Governing Documents. Except to the extent required to
                      -------------------
         comply with its obligations hereunder, required by law or required by the rules and regulations of the NYSE, Parent shall not amend or propose to amend its amended and restated articles of incorporation or by-laws in such a manner as would cause holders of Company Common Stock that receive Parent Common Stock pursuant to the Merger to be treated differently than other holders of Parent Common Stock after the Closing Date.

                  (e) No General Authorization. Parent shall not, nor shall it
                      ------------------------
         permit any of its subsidiaries to, authorize any of, or commit, resolve or agree to take any of, the actions prohibited by paragraphs
         (a) through (d) of this Section 4.02.

                  (f) Advice of Changes. Parent shall promptly advise the
                      -----------------
         Company orally and in writing of any change or event known to Parent that could reasonably be expected to have a material adverse effect on Parent.


                  SECTION 4.03. No Solicitation. (a) The Company shall not, nor
                                ---------------
shall it permit any of its subsidiaries to, or authorize or permit any director, officer or employee of the Company or any of its subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Company or any of its subsidiaries to, directly or indirectly, (i) solicit, initiate or knowingly encourage, or take any other action knowingly to facilitate, any Takeover Proposal (as defined below) or any inquiries or the making of any proposal that constitutes or could reasonably be expected to lead to a Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate in any way with, any Takeover Proposal; provided, however, that at any time prior to obtaining the Stockholder Approval,
--------  -------
the Board of Directors of the Company may, in response to a bona fide written Takeover Proposal that such Board of Directors determines in good faith constitutes or is reasonably likely to lead to a Superior Proposal (as defined below), and which Takeover Proposal was unsolicited and did not otherwise result from a breach of this Section 4.03, and subject to compliance with Section 4.03(c) and (d), (x) furnish information with respect to the Company and its subsidiaries to the person making such Takeover Proposal (and its representatives) pursuant to a customary confidentiality agreement, provided
                                                                    --------
that all such information is provided or made available on a prior or substantially concurrent basis to Parent, and (y) participate in discussions or negotiations with the person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any director, officer or employee of the Company or any of its subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Company or any of its subsidiaries shall be deemed to be a breach of this Section 4.02(a) by the Company.


                  The term "Takeover Proposal" means any inquiry, proposal or offer from any person relating to, or that is reasonably likely to lead to, any direct or indirect acquisition, in one transaction or a series of transactions, including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (A) assets or businesses that constitute or represent 20% or more of the total revenue, operating income, EBITDA or assets of the Company and its subsidiaries, taken as a whole, or (B) 20% or more of the outstanding shares of Company Common Stock or capital stock of, or other equity or voting interests in, any of the Company's subsidiaries directly or indirectly holding, individually or taken together, the assets or businesses referred to in clause
(A) above, in each case other than the transactions contemplated by this Agreement.


                  (b) Neither the Board of Directors of the Company nor any committee thereof shall (i) (A) withdraw (or modify in a manner adverse to Parent or Sub) the recommendation by such Board of Directors or any such committee of this Agreement or the Merger, (B) determine that this Agreement or the Merger is no longer advisable, (C) recommend that the stockholders of the Company reject this Agreement or the Merger, (D) recommend the approval or adoption of any Takeover Proposal or (E) resolve, agree or propose publicly to take any such actions, in each case unless the Board of Directors or a committee thereof determines in good faith, after consulting with legal counsel, that the failure to take any such action set forth in this Section 4.03(b)(i) would be reasonably likely to result in a breach of its fiduciary duties under applicable law (each such action set forth in this Section 4.03(b)(i) being referred to herein as an "Adverse Recommendation Change"), (ii) adopt or approve any Takeover Proposal, or withdraw its approval of this Agreement, or resolve or agree to take any such actions, (iii) without limiting Section 4.03(b)(i), propose publicly to adopt or approve any Takeover Proposal or propose publicly to withdraw its approval of this Agreement, or resolve or agree to take any such actions, or (iv) cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (each, an "Acquisition Agreement") constituting or related to, or which is intended to or is reasonably likely to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in Section 4.03(a)), or resolve or agree to take any such actions. Notwithstanding anything in this Section 4.03 to the contrary, at any time prior to obtaining the Stockholder Approval, the Board of Directors of the Company may, in response to a Superior Proposal that was unsolicited and that did not otherwise result from a breach of Section 4.03(a), cause the Company to terminate this Agreement pursuant to Section 7.01(f) and concurrently enter into a binding Acquisition Agreement containing the terms of a Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant
--------  -------
to Section 7.01(f), and any purported termination pursuant to Section 7.01(f) shall be void and of no force or effect, unless the Company shall have complied with all provisions of this Section 4.03, including the notification provisions in this Section 4.03, and with all applicable requirements of Sections 5.08(b) (including the payment of the Termination Fee (as defined in Section 5.08(b)) prior to or simultaneously with such termination); and provided further,
                                                       ----------------
however, that the Company shall not exercise its right to terminate this
-------
Agreement pursuant to Section 7.01(f) until after the fourth business day following Parent's receipt of written notice (a "Notice of Superior Proposal") from the Company advising Parent that the Board of Directors of the Company has received a Superior Proposal and that such Board of Directors will, subject to any action taken by Parent pursuant to this sentence, cause the Company to accept such Superior Proposal, specifying the terms and conditions of the Superior Proposal and identifying the person making such Superior Proposal (it being understood and agreed that any amendment to the price or any other material term of a Superior Proposal shall require a new Notice of Superior Proposal and a new four business day period).

                  The term "Superior Proposal" means any bona fide binding written offer not solicited by or on behalf of the Company made by a third party that if consummated would result in such third party (or in the case of a direct merger between such third party and the Company, the stockholders of such third party) acquiring, directly or indirectly, more than 50% of the voting power of the Company Common Stock or all or substantially all the assets of the Company and its subsidiaries, taken as a whole, for consideration consisting of cash and/or securities that the Board of Directors of the Company determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) to have a higher value than the consideration to be received by the Company's stockholders in connection with the Merger, taking into account, among other things, any changes to the terms of this Agreement offered by Parent in response to such Superior Proposal or otherwise.


                  (c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 4.03, the Company promptly shall advise Parent in writing of any request for information that the Company reasonably believes could lead to or contemplates a Takeover Proposal or of any Takeover Proposal, or any inquiry the Company reasonably believes could lead to any Takeover Proposal, the terms and conditions of such request, Takeover Proposal or inquiry (including any subsequent material amendment or modification to such terms and conditions) and the identity of the person making any such request, Takeover Proposal or inquiry. The Company shall keep Parent informed in all material respects on a timely basis of the status and details (including material amendments or proposed amendments) of any such request, Takeover Proposal or inquiry.

                  (d) Nothing contained in this Section 4.03 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act or (ii) making any disclosure to the Company's stockholders if, in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, failure so to disclose would be inconsistent with applicable law; provided, however, that in no event shall
                                     --------  -------
the Company or its Board of Directors or any committee thereof take, agree or resolve to take any action prohibited by Section 4.03(b)(i) or 4.03(b)(ii).


                                    ARTICLE V

                              Additional Agreements
                              ---------------------

                  SECTION 5.01. Preparation of the Form S-4 and the Proxy
                                -----------------------------------------
Statement/Prospectus; Stockholders Meeting. (a) As promptly as practicable
------------------------------------------
following the date of this Agreement, the Company and Parent shall prepare and the Company shall file with the SEC the Proxy Statement/Prospectus and Parent shall prepare and file with the SEC the Form S-4, in which the Proxy Statement/Prospectus shall be included as a prospectus. Each of the Company and Parent shall use all commercially reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after such filing. Each of the Company and Parent shall use all commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect thereto and to cause the Proxy Statement/Prospectus to be mailed to the Company's stockholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Parent shall use all commercially reasonable efforts to take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in connection with the Merger and under the Company Stock Plans. Each of the Company and Parent shall furnish all information concerning it to the other as may be reasonably requested in connection with any such action and the preparation, filing and distribution of the Proxy Statement/Prospectus. Each of the Company and Parent shall promptly notify the other upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Form S-4 or the Proxy Statement/Prospectus and shall promptly provide the other with copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand. Notwithstanding the foregoing, prior to filing the Form S-4 (or any amendment or supplement thereto) or filing or mailing the Proxy Statement/Prospectus (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the Company and Parent, as the case may be, (i) shall provide the other party with a reasonable opportunity to review and comment on such document or response, (ii) shall include in such document or response all comments reasonably proposed by such other party and
(iii) shall not file or mail such document or respond to the SEC prior to receiving such other party's approval, which approval shall not be unreasonably withheld or delayed.

                  (b) The Company shall, as promptly as practicable following the date of this Agreement, establish a record date (which will be as promptly as reasonably practicable following the date of this Agreement) for, duly call, give notice of, convene and hold a meeting of its stockholders (the "Stockholders Meeting") for the purpose of obtaining the Stockholder Approval, regardless of whether the Board of Directors of the Company determines at any time that this Agreement or the Merger is no longer advisable or recommends that the stockholders of the Company reject this Agreement or the Merger. The Company shall cause the Stockholders Meeting to be held as promptly as practicable following the date of this Agreement. The Company shall, through its Board of Directors, recommend to its stockholders that they adopt this Agreement, and shall include such recommendation in the Proxy Statement/Prospectus, in each case subject to its rights under Section 4.03(b)(i). Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to this Section 5.01(b) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other person of any Takeover Proposal.

                  SECTION 5.02. Letters of the Company's Accountants. The
                                ------------------------------------
Company shall use all commercially reasonable efforts to cause to be delivered to Parent two "comfort" letters in customary form from Ernst & Young LLP, the Company's independent public accountants, one dated a date within two business days before the date on which the Form S-4 shall become effective and one dated a date within two business days before the Closing Date, each addressed to Parent.


                  SECTION 5.03. Letters of Parent's Accountants. Parent shall
                                -------------------------------
use all commercially reasonable efforts to cause to be delivered to the Company two "comfort" letters in customary form from BDO Seidman, LLP, Parent's independent public accountants, one dated a date within two business days before the date on which the Form S-4 shall become effective and one dated a date within two business days before the Closing Date, each addressed to the Company.

                  SECTION 5.04. Access to Information; Confidentiality. (a) The
                                --------------------------------------
Company shall, and shall cause each of its subsidiaries to, afford to Parent and to Parent's officers, employees, investment bankers, attorneys, accountants and other advisors and representatives reasonable and prompt access during normal business hours during the period prior to the Effective Time or the termination of this Agreement to all their respective properties, assets, books, contracts, commitments, directors, officers, employees, attorneys, accountants, auditors, other advisors and representatives and records and, during such period, the Company shall, and shall cause each of its subsidiaries to, make available to Parent on a prompt basis (i) a copy of each report, schedule, form, statement and other document filed or received by it during such period pursuant to the requirements of domestic or foreign (whether national, federal, state, provincial, local or otherwise) laws and (ii) all other information concerning its business, properties and personnel as Parent may reasonably request (including the work papers of Ernst & Young LLP). Except as required by law, Parent will hold, and will direct its officers, employees, investment bankers, attorneys, accountants and other advisors and representatives to hold any and all information received from the Company, directly or indirectly, in confidence in accordance with the Confidentiality Agreement among Parent and the Company dated as of November 9, 2000 (the "Confidentiality Agreement").

                  (b) Parent shall afford to the Company and to the Company's officers and employees access to its officers, banks and records during normal business hours during the period prior to the Effective Time or the termination of this Agreement at a level consistent with such access provided for due diligence purposes prior to the date of this Agreement.


                  SECTION 5.05. Commercially Reasonable Efforts; Notification.
                                ---------------------------------------------
(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, that are necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement, including using all commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity and (iii) the obtaining of all necessary consents, approvals or waivers from third parties. In connection with and without limiting the foregoing, the Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated hereby, use all commercially reasonable efforts to ensure that the Merger and the other transactions contemplated by this

Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on this Agreement, the Merger and the other transactions contemplated hereby. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall any party hereto be required to agree or proffer to divest or hold separate, or take any other action with respect to, any of the material assets (whether tangible or intangible) or businesses of Parent and its subsidiaries, taken as a whole, or the Company and subsidiaries, taken as a whole, and the Company shall not, and shall not permit any of its subsidiaries to, take any such action with respect to any such assets or businesses without the express written consent of Parent. The Company and Parent shall provide such assistance, information and cooperation to each other as is reasonably requested in connection with the foregoing and, in connection therewith, shall notify the other person promptly following the receipt of any comments from any Governmental Entity and of any request by any Governmental Entity for amendments, supplements or additional information in respect of any registration, declaration or filing with such Governmental Entity and shall supply the other person with copies of all correspondence between such person or any of its representatives, on the one hand, and any Governmental Entity, on the other hand.


                  (b) The Company, without limiting Section 3.02(m), agrees to provide, and will cause its subsidiaries and its and their respective officers, employees and advisors to provide, all cooperation reasonably necessary in connection with (i) the arrangement of any financing to be consummated contemporaneous with or at or after the Closing in respect of the transactions contemplated by this Agreement and (ii) the matters set forth in Section 5.05(b) of the Company Disclosure Schedule. In addition, in conjunction with the obtaining of any such financing or otherwise, the Company agrees, at the request of Parent, to call for prepayment or redemption, or to prepay, repurchase, redeem and/or seek to renegotiate, as the case may be, any then existing indebtedness for borrowed money of the Company; provided, however, that (x) no
                                                --------  -------
such prepayment, repurchase or redemption shall be required to be effective prior to the Effective Time and (y) Parent and its subsidiaries (other than the Company and its subsidiaries) shall provide to the Company on a timely basis all the consideration used in connection with such prepayment, repurchase or redemption.

                  SECTION 5.06. Company Stock Options. (a) As soon as
                                ---------------------
practicable following the date of this Agreement, the Board of Directors of the Company (or, if appropriate, any committee administering the Company Stock Plans) and the Board of Directors of Parent shall adopt such resolutions or take such other actions (if any) as may be required to effect the following:


                  (i) each Company Stock Option in respect of a share of Company Common Stock outstanding immediately prior to the Effective Time which has an exercise price per share of Company Common Stock that is equal to or less than the Closing Consideration Value (as defined below) shall be amended and converted into (A) an option to acquire, on the same terms and conditions as were applicable under such Company Stock Option, a number of shares of Parent Common Stock equal to the Exchange Ratio, at an exercise price per share of Parent Common Stock (rounded to the nearest whole cent) equal to the quotient obtained by dividing
         (1) the product of (x) 1.0 minus the Fraction (as defined below) and
         (y) the per share exercise price for such share of Company Common Stock subject to such Company Stock Option, by (2) the Exchange Ratio (each, as so adjusted, an "Adjusted In-the-Money Option"; provided, however,
                                                            --------  -------
         that all Adjusted In-the-Money Options that result from the conversion (on a share-by-share basis as described above) of a single Company Stock Option to acquire two or more shares of Company Common Stock held by a single holder shall be aggregated and treated as a single Adjusted In-the-Money Option to purchase the aggregate number of shares (including any fractional shares) of Parent Common Stock subject to all such Adjusted In-the-Money Options (with such result rounded to the nearest whole share)), and (B) the right to receive from Parent a cash payment net of all applicable withholding taxes as soon as practicable following the Effective Time in an amount equal to the excess, if any, of the Cash Portion over the product of (1) the Fraction and

         (2) the per share exercise price for such share of Company Common Stock subject to such Company Stock Option; "Closing Consideration Value" means the sum of (I) the Cash Portion and (II) the product of the Exchange Ratio and the Average Closing Price, and "Fraction" means a fraction, the numerator of which is the Cash Portion and the denominator of which is the Closing Consideration Value;

                  (ii) each Company Stock Option in respect of a share of Company Common Stock outstanding immediately prior to the Effective Time which has an exercise price per share of Company Common Stock that is greater than the Closing Consideration Value shall be amended and converted into an option to acquire, on the same terms and conditions as were applicable under such Company Stock Option, a number of shares of Parent Common Stock equal to the Underwater Option Exchange Ratio (as defined below), at an exercise price per share of Parent Common Stock (rounded to the nearest whole cent) equal to the quotient obtained by dividing (A) the per share exercise price for such share of Company Common Stock subject to such Company Stock Option, by (B) the Underwater Option Exchange Ratio (each, as so adjusted, an "Adjusted Underwater Option" and, together with the Adjusted In the-Money Options, the "Adjusted Options"; provided, however, that all Adjusted
                                          --------  -------
         Underwater Options that result from the conversion (on a share-by-share basis as described above) of a single Company Stock Option to acquire two or more shares of Company Common Stock held by a single holder shall be aggregated and treated as a single Adjusted Underwater Option to purchase the aggregate number of shares (including fractional shares) of Parent Common Stock subject to all such Adjusted Underwater Options (with such result rounded to the nearest whole share)); "Underwater Option Exchange Ratio" means the quotient obtained by dividing the Closing Consideration Value by the Average Closing Price; and

                  (iii) make such other changes to the Company Stock Plans as Parent and the Company may agree are appropriate to give effect to the Merger.


                  (b) The adjustments provided herein with respect to any Company Stock Options that are "incentive stock options" as defined in Section 422 of the Code shall be and are intended to be effected in a manner which is consistent with Section 424(a) of the Code.

                  (c) At the Effective Time, Parent shall assume the Company Stock Plans, with the result that all obligations of the Company under the Company Stock Plans, including with respect to Company Stock Options outstanding at the Effective Time, shall be obligations of Parent following the Effective Time.

                  (d) At or prior to the Effective Time, Parent shall prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering a number of shares of Parent Common Stock equal to the number of shares subject to the Adjusted Options. Such registration statement shall be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) as long as any Adjusted Options may remain outstanding.

                  (e) Except as otherwise specifically provided by this Section
5.06 and except to the extent required under the respective terms as in effect on the date of this Agreement of the Company Stock Options, all restrictions or limitations on transfer with respect to Company Stock Options awarded under the Company Stock Plans or any other plan, program or arrangement of the Company or any of its subsidiaries, to the extent that such restrictions or limitations shall not have already lapsed, and all other terms thereof, shall remain in full force and effect with respect to such options after giving effect to the Merger and the assumption by Parent as set forth above. Notwithstanding the foregoing or anything to the contrary in the terms of any Company Stock Option awarded under the Company Stock Plans or any other plan, program or arrangement of the Company or any of its subsidiaries, each Adjusted Option, after giving effect to the Merger and the assumption by Parent as set forth above, shall be fully vested and immediately exercisable.

                  (f) In addition to any method of exercise permitted under the applicable Company Stock Option, a holder of an Adjusted Option may exercise such Adjusted Option in whole or in part in accordance with its terms by delivering a properly executed notice of exercise to Parent, together with the consideration therefor and the federal withholding tax information, if any, required in accordance with the related Company Stock Plan.


                  SECTION 5.07. Indemnification, Exculpation and Insurance. (a)
                                ------------------------------------------
Parent and Sub agree that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors, officers, employees and agents of the Company and its subsidiaries as provided in their respective certificates of incorporation or by-laws (or similar organizational documents) shall be assumed and performed by the Surviving Corporation, without further action, at the Effective Time and shall survive the Merger and shall continue in full force and effect in accordance with their terms. Parent and Sub agree that any existing indemnification agreements between the Company and any current or former director, officer, employee or agent of the Company or any of its subsidiaries shall be assumed and performed by the Surviving Corporation, without any further action, at the Effective Time and shall survive the Merger and continue in full force and effect in accordance with their terms.

                  (b) In the event that Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person, then, and in each such case, Parent shall cause proper provision to be made so that the successor and assign of Parent or the Surviving Corporation assumes the obligations set forth in this
Section 5.07, and in such event all references to the Surviving Corporation in this Section 5.07 shall be deemed a reference to such successor and assign.


                  (c) For six years after the Effective Time, Parent shall maintain in effect the Company's current directors' and officers' liability insurance covering each person currently covered by the Company's directors' and officers' liability insurance policy for acts or omissions occurring prior to the Effective Time on terms with respect to such coverage and amounts no less favorable in any material respect to such directors and officers than those of such policy as in effect on the date of this Agreement; provided that Parent may
                                                        --------
substitute therefor policies of a reputable insurance company the material terms of which, including coverage and amount, are no less favorable in any material respect to such directors and officers than the insurance coverage otherwise required under this Section 5.07(c); provided, however, that in no event shall
                                     --------  -------
Parent be required to pay aggregate premiums for insurance under this Section 5.07(c) in excess of 225% of the amount of the aggregate premiums paid by the Company for fiscal year 2001 for such purpose (which fiscal year 2001 premiums are hereby represented and warranted by the Company to be $151,750); provided
                                                                     --------
that Parent shall nevertheless be obligated to provide such coverage as may be obtained for such 225% amount.

                  (d) The provisions of this Section 5.07 shall survive consummation of the Merger and are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives. Parent shall cause the Surviving Corporation to comply with its obligations set forth in this Section 5.07.

                  SECTION 5.08. Fees and Expenses. (a) All fees and expenses
                                -----------------
incurred in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, except that expenses incurred in connection with filing, printing and mailing the Proxy Statement/Prospectus and the Form S-4 shall be shared equally by Parent and the Company.


                  (b) In the event that (i) (A) a Takeover Proposal has been made to the Company or its stockholders or any person has announced an intention (whether or not conditional and whether or not withdrawn) to make a Takeover Proposal, (B) thereafter this Agreement is terminated by either Parent or the Company pursuant to Section 7.01(b)(i) (but only if the Stockholders Meeting has not been held by the date that is five business days prior to the date of such termination) or 7.01(b)(iii) and (C) within 12 months after such termination, the Company or any of its subsidiaries enters into any Acquisition Agreement with respect to, or consummates, any Takeover Proposal (solely for purposes of this Section 5.08(b)(i)(C), the term "Takeover Proposal" shall have the meaning set forth in the definition of Takeover Proposal contained in Section 4.03(a) except that all references in such definition to 20% shall be deemed references to 35%), (ii) this Agreement is terminated by the Company pursuant to Section 7.01(f) or (iii) this Agreement is terminated by Parent pursuant to Section 7.01(c), then the Company shall pay Parent a fee equal to $10,000,000 (the "Termination Fee") by wire transfer of same day funds to an account designated by Parent (x) in the case of a termination by the Company pursuant to Section 7.01(f), prior to or simultaneously with such termination, (y) in the case of a termination by Parent pursuant to Section 7.01(c), within two business days after such termination and (z) in the case of a payment as a result of any event referred to in Section 5.08(b)(i)(C), upon the first to occur of such events. The Company acknowledges that the agreements contained in this Section 5.08(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay the amounts due pursuant to this Section 5.08(b), and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amounts set forth in this Section 5.08(b), the Company shall pay to Parent interest on the amounts set forth in this Section 5.06 at a rate per annum equal to three-month LIBOR (as reported in The Wall Street Journal (Northeast edition) or, if not reported therein, in another authoritative source selected by Parent) on the date such payment was required to be made (or if no quotation for three-month LIBOR is available for such date, on the next preceding date for which such a quotation is available) plus 1.5%.

                  SECTION 5.09. Information Supplied. (a) The Company agrees
                                --------------------
that none of the information included or incorporated by reference in the Proxy Statement/Prospectus will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date the Proxy Statement/Prospectus is filed with the SEC or mailed to the Company's stockholders or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub specifically for inclusion or incorporation by reference therein. The Proxy Statement/Prospectus will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.


                  (b) Parent and Sub agree that none of the information included or incorporated by reference in the Form S-4 will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the time the Form S-4 is filed with the SEC, at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that no covenant is made by Parent or Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company specifically for inclusion or incorporation by reference therein. The Form S-4 will comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

                  SECTION 5.10. Employee Benefit Matters. (a) As of the Closing
                                ------------------------
Date, the Surviving Corporation shall assume and perform in accordance with its terms, including any reserved right to amend or terminate, each Company Benefit Plan (including any indemnification agreements existing on the date hereof); provided, however, that for a period (the "Initial Period") commencing on the
--------  -------
Closing Date and ending 12 months after the Closing Date, Parent shall, or shall cause the Surviving Corporation to, maintain for the benefit of the employees of the Company and its subsidiaries immediately prior to the Effective Time (the "Affected Employees") the Company Benefit Plans as in effect immediately prior to the Effective Time (other than such changes as are required by applicable law and other than the Company Stock Plans or other equity or equity based plans and programs) or provide the Affected Employees with employee benefits (other than equity or equity-based plans and programs) that are no less favorable, in the aggregate, than the employee benefits provided to the Affected Employees by the Company immediately prior to the Effective Time (other than the Company Stock Plans or other equity or equity-based plans and programs). For a period of at least 24 months following the Initial Period, Parent shall, or shall cause the Surviving Corporation to, provide the Affected Employees with employee benefits (other than equity or equity-based plans and programs) that are substantially similar in the aggregate to the benefits provided to similarly situated employees of Parent (other than equity or equity-based plans and programs).


                  (b) Parent will, or will cause the Surviving Corporation to:
(i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Affected Employees under any welfare plan that the Affected Employees may be eligible to participate in after the Effective Time to the extent waived or satisfied under the applicable corresponding Company Benefit Plan immediately prior to the Effective Time; (ii) provide each Affected Employee with credit for purposes of satisfying any applicable deductible or out-of-pocket requirements under any welfare plans that such Affected Employee is eligible to participate in after the Effective Time for any co-payments and deductibles paid under a corresponding Company Benefit Plan for the year in which the Effective Time occurs; and (iii) provide each Affected Employee with credit for all purposes for all service with the Company and its affiliates under each employee benefit plan, program, or arrangement of the Parent or its affiliates in which such Affected Employee is eligible to participate to the extent such service was credited for similar purposes under similar Company Benefit Plans; provided,
                                                                   --------
however, that in no event shall the Affected Employees be entitled to any credit
-------
(A) under any defined benefit pension plan of Parent or its subsidiaries (other than the Surviving Corporation and its subsidiaries) or (B) to the extent that it would result in a duplication of benefits with respect to the same period of service.

                  (c) The Company shall cause the ESPP (and any then outstanding offering period thereunder) to terminate at the Effective Time in accordance with the terms of the ESPP as in effect on the date of this Agreement and shall promptly refund to each participant the entire amount credited to the Stock Purchase Account (as defined in the ESPP) as of the Effective Time.

                  SECTION 5.11. Public Announcements. Unless otherwise required
                                --------------------
by applicable law, Parent and Sub, on the one hand, and the Company, on the other hand, shall, to the extent reasonably practicable, consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated hereby. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties.

                  SECTION 5.12. Affiliates. Prior to the date of the
                                ----------
Stockholders Meeting, the Company shall deliver to Parent a letter identifying all persons who are, at the time this Agreement is submitted for adoption by the stockholders of the Company, "affiliates" of the Company for purposes of Rule 145 under the Securities Act. The Company shall use all commercially reasonable efforts to cause each such person to deliver to Parent on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit A hereto.


                  SECTION 5.13. Stock Exchange Listings. To the extent Parent
                                -----------------------
does not issue treasury shares in connection with the Merger or under the Company Stock Plans which are already listed, Parent shall use all commercially reasonable efforts to cause the shares of Parent Common Stock to be issued in connection with the Merger and which are issuable pursuant to Adjusted Options to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing Date.

                  SECTION 5.14. Tax Treatment. The parties intend the Merger to
                                -------------
qualify as a reorganization under Section 368(a) of the Code. Neither Parent nor the Company shall take any action which would prevent, or would be reasonably likely to prevent, the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code, and each of Parent and the Company shall use all commercially reasonable efforts to cause the Merger to so qualify and to obtain the opinions of counsel referred to in Sections 6.02(g) and 6.03(c) and to cause similar opinions to be provided at the date of the filing of the Proxy Statement/Prospectus.

                  SECTION 5.15. Rights Agreement. The Board of Directors of the
                                ----------------
Company shall take all further action (in addition to that referred to in Section 3.01(u)) necessary or desirable (including redeeming the Rights immediately prior to the Effective Time or amending the Rights Agreement if reasonably requested by Parent) in order to render the Rights inapplicable to the Merger and the other transactions contemplated by this Agreement. If any "Distribution Date" or "Shares Acquisition Date" occurs under the Rights Agreement at any time during the period from the date of this Agreement to the Effective Time, the Company and Parent shall make such adjustment to the Merger Consideration as the Company and Parent shall mutually agree so as to preserve the economic benefits that the Company and Parent each reasonably expected on the date of this Agreement to receive as a result of the consummation of the Merger and the other transactions contemplated hereby. Except as provided in this Section 5.15, the Company shall not (i) amend, modify or waive any provision of the Rights Agreement or (ii) take any action to redeem the Rights or render the Rights inapplicable to any transaction.

                  Section 5.16. Transfer Taxes. All stock transfer, real estate
                                --------------
transfer, documentary, stamp, recording and other similar taxes (including interest, penalties and additions to any such taxes) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company out of its own funds.


                  SECTION 5.17. Parent Board of Directors. The Board of
                                -------------------------
Directors of Parent shall take such action as may be necessary to appoint Peter Boneparth to the Board of Directors of Parent as of the Effective Time.

                                   ARTICLE VI
                                   ----------

                              Conditions Precedent
                              --------------------

                  SECTION 6.01. Conditions to Each Party's Obligation to Effect
                                -----------------------------------------------
the Merger. The obligation of each party to effect the Merger is subject to the
----------
satisfaction, or to the waiver by such party, on or prior to the Closing Date of the following conditions:

                  (a)  Stockholder Approval.  The Stockholder Approval shall
                       --------------------
have been obtained.

                  (b) NYSE Listing. The shares of Parent Common Stock issuable
                      ------------
to the Company's stockholders in connection with the Merger and pursuant to the Adjusted Options shall have been approved for listing on the NYSE, subject to official notice of issuance.

                  (c) Antitrust. Any waiting period (and any extension thereof)
                      ---------
applicable to the Merger under the HSR Act or any other applicable competition, merger control, antitrust or similar law or regulation shall have been terminated or shall have expired.

                  (d) No Injunctions or Legal Restraints. No temporary
                      ----------------------------------
restraining order, preliminary or permanent injunction or other order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition (collectively, "Legal Restraints") that has the effect of preventing the consummation of the Merger shall be in effect.

                  (e) Form S-4. The Form S-4 shall have become effective under
                      --------
the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

                  SECTION 6.02. Conditions to Obligations of Parent and Sub. The
                                -------------------------------------------
obligation of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:


                  (a) Representations and Warranties. The representations and
                      ------------------------------
warranties of the Company contained herein that are qualified as to materiality or material adverse effect shall be true and correct, and the representations and warranties of the Company contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or chief financial officer of the Company to such effect.

                  (b) Performance of Obligations of the Company. The Company
                      -----------------------------------------
shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or the chief financial officer of the Company to such effect.

                  (c) Letters from Company Affiliates. Parent shall have
                      -------------------------------
received from each person named in the letter referred to in Section 5.12 an executed copy of an agreement substantially in the form of Exhibit A hereto.

                  (d) No Litigation. (i) There shall not be pending any suit,
                      -------------
action or proceeding brought by any Governmental Entity seeking (A) to restrain or prohibit the consummation of the Merger, (B) to prohibit or limit in any material respect the ownership or operation by the Company, Parent or any of their respective affiliates of a material portion of the business or assets of the Company and its subsidiaries, taken as a whole, or Parent and its subsidiaries, taken as a whole, or to require any such person to dispose of or hold separate any material portion of the business or assets of the Company and its subsidiaries, taken as a whole, or Parent and its subsidiaries, taken as a whole, as a result of the Merger, (C) to prohibit Parent or any of its affiliates from effectively controlling in any material respect a material portion of the business or operations of the Company or its subsidiaries, or (D) to impose material limitations on the ability of Parent or any of its affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock, including the right to vote the Company Common Stock on all matters properly presented to the stockholders of the Company.


                  (ii) Subject to Section 6.02(d)(ii) of the Company Disclosure Schedule, there shall not be pending any suit, action or proceeding brought by any third party (other than a Governmental Entity) against the Company or any of its subsidiaries that could reasonably be expected to succeed except for suits, actions or proceedings that individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

                  (e) Legal Restraint. No Legal Restraint that has the effect of
                      ---------------
granting or implementing any relief referred to in clauses (ii), (iii) or (iv) of paragraph (d) of this Section 6.02 shall be in effect.

                  (f) Consents. Parent shall have received evidence, in form and
                      --------
substance reasonably satisfactory to it, that Parent or the Company shall have obtained all consents, approvals, authorizations, qualifications and orders of Governmental Entities required in connection with this Agreement and the transactions contemplated by this Agreement (including consents to assignments of material contracts and material Intellectual Property) except for those the failure of which to be obtained individually or in the aggregate could not reasonably be expected to (A) restrain or prohibit the consummation of the Merger or (B) prohibit or limit in any material respect the ownership or operation or effective control by Parent of a material portion of the business, operations or assets of the Company and its subsidiaries, taken as a whole as in existence on the date of this Agreement (other than with respect to assets disposed of in the ordinary course of business consistent with past practice after the date of this Agreement).

                  (g) Tax Opinion. Parent shall have received from Cravath,
                      -----------
Swaine & Moore, special counsel to Parent, on the date on which the Form S-4 is filed with the SEC and on the Closing Date, an opinion, in form and substance reasonably satisfactory to Parent, in each case dated as of such date and to the effect that (i) the Merger will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and (ii) Parent, Sub and the Company will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinions, such counsel shall be entitled to rely upon customary representations reasonably requested by such counsel and made by Parent, Sub and the Company.

                  SECTION 6.03. Conditions to Obligation of the Company. The
                                ---------------------------------------
obligation of the Company to effect the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:


                  (a) Representations and Warranties. The representations and
                      ------------------------------
warranties of Parent and Sub contained herein that are qualified as to materiality or material adverse effect shall be true and correct, and the representations and warranties of the Company contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. The Company shall have received a certificate signed on behalf of Parent by the chief executive officer or chief financial officer of Parent to such effect.

                  (b) Performance of Obligations of Parent and Sub. Parent and
                      --------------------------------------------
Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by the chief executive officer or chief financial officer of Parent to such effect.

                  (c) Tax Opinion. The Company shall have received from Torys,
                      -----------
counsel to the Company, on the date on which the Form S-4 is filed with the SEC and on the Closing Date, an opinion, in form and substance reasonably satisfactory to the Company, in each case dated as of such date and to the effect that (i) the Merger will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and (ii) Parent, Sub and the Company will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinions, such counsel shall be entitled to rely upon customary representations reasonably requested by such counsel and made by Parent, Sub and the Company.


                                   ARTICLE VII

                        Termination, Amendment and Waiver
                        ---------------------------------

                  SECTION 7.01. Termination. This Agreement may be terminated,
                                -----------
and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after the Stockholder Approval has been obtained and whether before or after adoption of this Agreement by the stockholder of Sub:

                  (a) by mutual written consent of Parent, Sub and the Company;

                  (b) by either Parent or the Company:

                           (i) if the Merger shall not have been consummated by
                  November 30, 2001;

                           (ii) if any Legal Restraint set forth in Section
                  6.01(d) shall be in effect and shall have become final and nonappealable; or

                           (iii) if the Stockholder Approval shall not have been
                  obtained at the Stockholders Meeting duly convened therefor;

                  (c) by Parent in the event (i) an Adverse Recommendation Change has occurred in accordance with Section 4.03(b)(i) or (ii) the Board of Directors of the Company or any committee thereof shall have failed to confirm its recommendation and declaration of advisability of this Agreement and the Merger within 15 business days after a written request by Parent that it do so if such request is made following the making of a Takeover Proposal;

                  (d) by Parent (i) if the Company shall have breached any of its representations, warranties or covenants contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.02(a) or 6.02(b), and has not been or is incapable of being cured by the Company within ten business days after its receipt of written notice thereof from Parent; or (ii) if any Legal Restraint having the effect of granting or implementing any relief referred to in clauses (ii), (iii) or (iv) of Section 6.02(d) shall be in effect and shall have become final and nonappealable;

                  (e) by the Company if Parent shall have breached any of its representations, warranties or covenants contained in this Agreement, which breach would give rise to the failure of a condition set forth in
         Section 6.03(a) or 6.03(b), and has not been or is incapable of being cured by Parent within ten business days after its receipt of written notice thereof from the Company; or

                  (f) by the Company in accordance with, and subject to the terms and conditions of, Section 4.03(b).

                  SECTION 7.02. Effect of Termination. In the event of
                                ---------------------
termination of this Agreement by either the Company or Parent as provided in
Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, other than the provisions of Section 3.01(s), Section 3.02(i), the last sentence of Section 5.04(a), Section 5.08, this Section 7.02 and Article VIII; provided,
                                                                      --------
however, that no such termination shall relieve any party hereto from any
-------
liability or damages resulting from a material and intentional breach by a party of any of its representations, warranties or covenants set forth in this Agreement.

                  SECTION 7.03. Amendment. This Agreement may be amended by the
                                ---------
parties hereto at any time, whether before or after the Stockholder Approval has been obtained and whether before or after adoption of this Agreement by the stockholder of Sub; provided, however, that after such approval or adoption has
                    --------  -------
been obtained, there shall be made no amendment that by law requires further approval or adoption by stockholders without such further approval or adoption. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                  SECTION 7.04. Extension; Waiver. At any time prior to the
                                -----------------
Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after the
                                           --------  -------
Stockholder Approval has been obtained or after adoption of this Agreement by the stockholder of Sub, there shall be made no waiver that by law requires further approval or adoption by stockholders without such further approval or adoption. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure or delay by any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.



                                  ARTICLE VIII

                               General Provisions
                               ------------------

                  SECTION 8.01. Nonsurvival of Representations and Warranties.
                                ---------------------------------------------
None of the representations and warranties in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations or warranties, shall survive the Effective Time. This Section 8.01 shall not limit this Article VIII or any covenant or agreement of the parties which by its terms applies, or is to be performed in whole or in part, after the Effective Time.

                  SECTION 8.02.  Notices.  All notices, requests, claims,
                                 -------
demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to Parent or Sub, to:

                           Jones Apparel Group, Inc.
                           1411 Broadway
                           New York, NY 10018
                           Attention:  Ira M. Dansky, Esq.

                           and

                           Jones Apparel Group, Inc.
                           250 Rittenhouse Circle
                           Keystone Park
                           Bristol, PA 19007
                           Attention:  Wesley R. Card

                           with copies to:

                           Cravath, Swaine & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY 10019
                           Attention:  Allen Finkelson, Esq.
                                       Scott A. Barshay, Esq.

                  if to the Company, to:

                           McNaughton Apparel Group Inc.
                           463 Seventh Avenue
                           New York, NY 10018
                           Attention:  Peter Boneparth

                           with a copy to:

                           Torys
                           237 Park Avenue
                           New York, NY 10012
                           Attention:  Bradley P. Cost, Esq.


                  SECTION 8.03.  Definitions.  For purposes of this Agreement:
                                 ------------

                  (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

                  (b) "material adverse effect" means, when used in connection with the Company or Parent, as the case may be, any state of facts, change, development, effect, condition or occurrence that could reasonably be expected to be material and adverse to the business, assets, properties, condition (financial or otherwise) or results of operations of such party and its subsidiaries, taken as a whole, or to prevent or materially impede or delay the consummation of the Merger or the other transactions contemplated by this Agreement, other than, in any case, any state of facts, change, development, event, effect, condition or occurrence (i) resulting from changes in the United States economy or the United States securities markets in general or (ii) resulting from changes in the industries in which the Company or Parent, as the case may be, operates and not specifically relating to the Company or Parent, as the case may be;

                  (c) "person" means an individual, corporation, partnership, joint venture, association, trust, limited liability company, Governmental Entity, unincorporated organization or other entity; and

                  (d) a "subsidiary" of any person means another person, an amount of the voting securities or other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of which) is owned directly or indirectly by such first person.


                  SECTION 8.04. Interpretation. When a reference is made in this
                                --------------
Agreement to a Section, Subsection, Exhibits or Schedule, such reference shall be to a Section or Subsection of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "date hereof" shall refer to the date of this Agreement. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

                  SECTION 8.05.  Counterparts.  This Agreement may be executed
                                 ------------
in one or more counterparts (including telecopy), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 8.06. Entire Agreement; No Third-Party Beneficiaries.
                                ----------------------------------------------
This Agreement and the Confidentiality Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and the Confidentiality Agreement and (b) except for the provisions of Sections 5.06, 5.07 and 5.17 of this Agreement, are not intended to confer upon any person other than the parties hereto and thereto (and their respective successors and assigns) any rights or remedies.

                  SECTION 8.07.  Governing Law.  This Agreement shall be
                                 -------------
governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  SECTION 8.08. Assignment. Neither this Agreement nor any of
                                ----------
the rights, interests or obligations hereunder shall be assigned, in whole or in part (except by operation of law), by any of the parties hereto without the prior written consent of the other parties hereto, except that Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct wholly owned subsidiary of Parent, but no such assignment shall relieve Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

                  SECTION 8.09. Consent to Jurisdiction. Each of the parties
                                -----------------------
hereto irrevocably and unconditionally submits to the exclusive jurisdiction of
(a) any Delaware State court and (b) any Federal court of the United States of America sitting in the State of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and each agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its affiliates except in such courts). Each of the parties hereto further agrees that, to the fullest extent permitted by applicable law, service of any process, summons, notice or document by U.S. registered mail to such person's respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) any Delaware State court or (b) any Federal court of the United State of America sitting in the State of Delaware, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.


                  SECTION 8.10. Waiver of Jury Trial. Each party hereto hereby
                                --------------------
waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8.10.

                  SECTION 8.11. Enforcement. The parties agree that irreparable
                                -----------
damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware State court or any Federal court of the United States of America sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity.

                  IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                            JONES APPAREL GROUP, INC.,

                                              by
                                                  /s/ Wesley R. Card
                                                -------------------------------
                                                Name:  Wesley R. Card
                                                Title: Chief Financial Officer


                                            MCN ACQUISITION CORP.,

                                              by
                                                  /s/ Wesley R. Card
                                                -------------------------------
                                                Name:  Wesley R. Card
                                                Title: President


                                            MCNAUGHTON APPAREL GROUP INC.,

                                              by
                                                  /s/ Peter Boneparth
                                                --------------------------------
                                                Name:  Peter Boneparth
                                                Title: Chief Executive Officer

                                                                       EXHIBIT A
                                                         TO THE MERGER AGREEMENT

                            Form of Affiliate Letter
                            ------------------------

Dear Sirs:

                  The undersigned, a holder of shares of common stock, par value $0.01 per share ("Company Common Stock"), of McNaughton Apparel Group Inc., a Delaware corporation (the "Company"), acknowledges that the undersigned may be deemed an "affiliate" of the Company within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), by the Securities and Exchange Commission (the "SEC"), although nothing contained herein should be construed as an admission of such fact. Pursuant to the terms of the Agreement and Plan of Merger, dated as of April 13, 2001 (the "Merger Agreement"), among Jones Apparel Group, Inc., a Pennsylvania corporation ("Parent"), MCN Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Sub"), and the Company, the Company will be merged with and into Sub (the "Merger"), and in connection with the Merger, the undersigned is entitled to receive Parent Common Stock (as defined in the Merger Agreement).

                  If in fact the undersigned were an affiliate under the Securities Act, the undersigned's ability to sell, assign or transfer the Parent Common Stock received by the undersigned in exchange for any shares of Company Common Stock in connection with the Merger may be restricted unless such transaction is registered under the Securities Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and the undersigned has obtained or will obtain advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and 145(d) promulgated under the Securities Act. The undersigned understands that Parent will not be required to maintain the effectiveness of any registration statement under the Securities Act for the purposes of resale of Parent Common Stock by the undersigned.

                  The undersigned hereby represents to and covenants with Parent that the undersigned will not sell, assign or transfer any of the Parent Common Stock received by the undersigned in exchange for shares of Company Common Stock in connection with the Merger except (i) pursuant to an effective registration statement under the Securities Act, (ii) in conformity with the volume and other limitations of Rule 145 or (iii) in a transaction which, in the opinion of the general counsel of Parent or other counsel reasonably satisfactory to Parent or as described in a "no-action" or interpretive letter from the Staff of the SEC specifically issued with respect to a transaction to be engaged in by the undersigned, is not required to be registered under the Securities Act.

                  In the event of a sale or other disposition by the undersigned of Parent Common Stock pursuant to Rule 145, the undersigned will supply Parent with evidence of compliance with such Rule, in the form of a letter in the form of Annex I hereto (or other reasonably satisfactory documentation evidencing compliance with Rule 145) and the opinion of counsel or no-action letter referred to above. The undersigned understands that Parent may instruct its transfer agent to withhold the transfer of any Parent Common Stock disposed of by the undersigned, but that (provided such transfer is not prohibited by any other provision of this letter agreement) upon receipt of such evidence of compliance, Parent shall cause the transfer agent to effectuate the transfer of the Parent Common Stock sold as indicated in such letter.

                  The undersigned acknowledges and agrees that the legends set forth below will be placed on certificates representing Parent Common Stock received by the undersigned in connection with the Merger or held by a transferee thereof, which legends will be removed by delivery of substitute certificates upon receipt of an opinion in form and substance reasonably satisfactory to Parent from counsel reasonably satisfactory to Parent to the effect that such legends are no longer required for purposes of the Securities Act.

                  There will be placed on the certificates for Parent Common Stock issued to the undersigned, or any substitutions therefor, a legend stating in substance:

                  "The shares represented by this certificate were issued pursuant to transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have not been acquired by the holder with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The shares may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."


                  The undersigned acknowledges that (i) the undersigned has carefully read this letter and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of Parent Common Stock and (ii) the receipt by Parent of this letter is an inducement to Parent's obligations to consummate the Merger.


                                             Very truly yours,



Dated:

                                                                         ANNEX I
                                                                    TO EXHIBIT A

[Name]                                                                    [Date]


                  On     , the undersigned sold the securities of Jones Apparel
Group, Inc. ("Parent") described below in the space provided for that purpose (the "Securities"). The Securities were received by the undersigned in connection with the merger of McNaughton Apparel Group Inc. with and into MCN Acquisition Corp., a Delaware corporation.

                  Based upon the most recent report or statement filed by Parent with the Securities and Exchange Commission, the Securities sold by the undersigned were within the prescribed limitations set forth in paragraph (e) of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                  The undersigned hereby represents that the Securities were sold in "brokers' transactions" within the meaning of Section 4(4) of the Securities Act or in transactions directly with a "market maker" as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended. The undersigned further represents that the undersigned has not solicited or arranged for the solicitation of orders to buy the Securities, and that the undersigned has not made any payment in connection with the offer or sale of the Securities to any person other than to the broker who executed the order in respect of such sale.


                                                     Very truly yours,





           [Space to be provided for description of the Securities.]